Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q09

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Summary	6
Regional Consumer Banking	7 - 8
North America	9 - 10
EMEA	11 - 12
Latin America	13 - 14
Asia	15 - 16
Institutional Clients Group (ICG)	17
Securities and Banking	18
Transaction Services	19

Citi Holdings

Income Statement and Balance Sheet Summary	20
Brokerage and Asset Management	21
Local Consumer Lending	22 - 24
Special Asset Pool	25

Citigroup Supplemental Detail

Average Balances and Interest Rates	26
Deposits	27
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	28
Allowance for Credit Losses
Total Citigroup	29
Consumer and Corporate	30
Components of Provision for Loan Losses
Citicorp	31
Citi Holdings / Total Citigroup	32
Non-Accrual Assets
Total Citigroup	33
Citicorp	34
Citi Holdings	35

Reconciliation of Non-GAAP Financial Measures	36 - 38

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

															3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q		2Q		3Q		4Q		1Q		2Q		3Q		3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008		2008		2008		2008		2009		2009		2009		(Decrease)	2008	2009	(Decrease)
Total Revenues, Net of Interest Expense	$12,157		$17,538		$16,258		$5,646		$24,521		$29,969		$20,390		25%	$45,953	$74,880	63%
Total Operating Expenses	15,377		15,214		14,007		24,642		11,685		11,999		11,824		(16)%	44,598	35,508	(20)%
Provision for Loan Losses and for Benefits and Claims	5,852		7,100		9,067		12,695		10,307		12,676		9,095		—	22,019	32,078	46%
Income (Loss) from Continuing Operations before Income Taxes	(9,072)		(4,776)		(6,816)		(31,691)		2,529		5,294		(529)		92%	(20,664)	7,294	NM
Income Taxes	(3,886)		(2,447)		(3,295)		(10,698)		835		907		(1,122)		66%	(9,628)	620	NM
Income (Loss) from Continuing Operations	$(5,186)		$(2,329)		$(3,521)		$(20,993)		$1,694		$4,387		$593		NM	$(11,036)	$6,674	NM
Income (Loss) from Discontinued Operations, net of Taxes	59		(94)		613		3,424		(117)		(142)		(418)		NM	578	(677)	NM
Net Income (Loss) before Attribution of Noncontrolling Interests	(5,127)		(2,423)		(2,908)		(17,569)		1,577		4,245		175		NM	(10,458)	5,997	NM
Net Income (Loss) Attributable to Noncontrolling Interests	(16)		72		(93)		(306)		(16)		(34)		74		NM	(37)	24	NM
Citigroup’s Net Income (Loss)	$(5,111)		$(2,495)		$(2,815)		$(17,263)		$1,593		$4,279		$101		NM	$(10,421)	$5,973	NM

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$(1.04	)(1)	$(0.53	)(1)	$(0.72	)(1)	$(4.04	)(1)	$(0.16	)(1)	$0.51		$(0.23)		68%	$(2.28)	$(0.11)	95%
Citigroup’s Net Income (Loss)	$(1.03	)(1)	$(0.55	)(1)	$(0.61	)(1)	$(3.40	)(1)	$(0.18	)(1)	$0.49		$(0.27)		56%	$(2.17)	$(0.19)	91%

Shares (in millions):
Average Basic	5,085.6		5,287.4		5,341.8		5,346.9		5,385.0		5,399.5		12,104.3		NM	5,238.3	7,629.6	46%
Average Diluted	5,575.7		5,776.8		5,831.1		5,892.2		5,953.3		5,967.8		12,216.0		NM	5,727.9	8,045.7	40%
Common Shares Outstanding, at period end	5,249.8		5,445.4		5,449.5		5,450.1		5,512.8		5,507.7		22,863.9		NM

Preferred Dividends - Basic (in millions) (2)	$83		$361		$389		$899	(4)	$1,274	(4)	$1,549	(4)	$288	(4)		$833	$3,111
Preferred Dividends - Diluted (in millions) (2)	$17		$91		$119		$628	(4)	$1,004	(4)	$1,279	(4)	$288	(4)		$227	$2,571

Income Available to Common Shareholders - Basic
Income (Loss) from Continuing Operations	$(5,253)		$(2,762)		$(3,817)		$(21,586)		$(849	)(3)	$2,872	(2)	$(2,824	)(3)(5)	26%	$(11,832)	$(801)	93%
Citigroup’s Net Income (Loss)	$(5,194)		$(2,856)		$(3,204)		$(18,162)		$(966	)(3)	$2,730	(2)	$(3,242	)(3)(5)	(1)%	$(11,254)	$(1,478)	87%

Income Available to Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$(5,187	)(1)	$(2,492	)(1)	$(3,547	)(1)	$(21,315	)(1)	$(579	)(1)(3)	$3,142	(2)	$(2,824	)(1)(3)(5)	20%	$(11,226)	$(261)	98%
Citigroup’s Net Income (Loss)	$(5,128	)(1)	$(2,586	)(1)	$(2,934	)(1)	$(17,891	)(1)	$(696	)(1)(3)	$3,000	(2)	$(3,242	)(1)(3)(5)	(10)%	$(10,648)	$(938)	91%

Financial Ratios:
Tier 1 Capital Ratio	7.74%		8.74%		8.19%		11.92%		11.92%		12.74%		12.7	%*
Total Capital Ratio	11.22%		12.29%		11.68%		15.70%		15.61%		16.62%		16.6	%*
Leverage Ratio	4.39%		5.04%		4.70%		6.08%		6.60%		6.92%		6.9	%*
Return on Common Equity	(18.6)%		(10.4)%		(12.2)%		(85.3)%		(5.6)%		14.8%		(12.2	)%*

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,199.7		$2,100.4		$2,050.1		$1,938.5		$1,822.6		$1,848.5		$1,888.6	*	(8)%
Trading Account Assets	578.4		505.4		457.5		377.6		335.2		325.0		340.7	*	(26)%
Total Loans	789.8		746.8		717.0		694.2		657.3		641.7		622.2	*	(13)%
Total Deposits	831.2		803.6		780.3		774.2		762.7		804.7		832.6	*	7%
Common Equity	108.7		109.0		98.6		71.0		69.7		78.0		140.5	*	42%
Citigroup’s Stockholders’ Equity	128.1		136.4		126.1		141.6		143.9		152.3		140.8	*	12%
Equity and Trust Securities	152.0		160.1		149.7		165.5		168.5		176.3		175.2	*	17%
Book Value Per Share	$20.70		$20.01		$18.10		$13.02		$12.64		$14.16		$6.15	*	(66)%

Direct Staff (in thousands)	369		363		352		323		309		279		276	*	(22)%

(1)

The Company adopted FSP EITF 03-6-1 on January 1, 2009. All prior periods have been restated to conform to the current presentation. The Diluted EPS calculation for the first, second, third and fourth quarters of 2008, and the 2009 first and third quarters, utilize Basic shares and Income available to common shareholders (Basic) due to the negative Income available to common shareholders. Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.

(2)

Beginning in the fourth quarter of 2008, preferred stock dividends (subject to declaration) varied quarter-to-quarter due to Series E being declared on a semi-annual basis compared to a quarterly basis for all other series.

(3)

The first quarter of 2009 Income available to common shareholders includes a reduction of $1.285 billion related to the conversion price reset (triggered on January 23, 2009) pursuant to Citigroup’s prior agreement with the purchasers of the $12.5 billion convertible preferred stock issued in a private offering in January 2008, the conversion price was reset from $31.62 per share to $26.35 per share. There was no impact to net income, total stockholders’ equity or capital ratios due to the reset. However, the reset resulted in a reclassification from Retained earnings to Additional paid-in capital of $1.285 billion and a reduction in Income available to common shareholders of $1.285 billion.

(4)

Income available to common shareholders for the fourth quarter of 2008, first quarter of 2009, second quarter of 2009 and third quarter of 2009 includes a reduction of $ 37 million, $53 million, $54 million and $16 million, respectively, related to the preferred stock Series H quarterly discount accretion.

(5)	Income available to common shareholders for the third quarter of 2009 includes a reduction of $ 3.1 billion related to the Public and Private Exchange Offers.

*	Preliminary

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Revenues
Interest revenue	$29,161	$27,337	$26,130	$23,871	$20,583	$19,671	$18,678	(29)%	$82,628	$58,932	(29)%
Interest expense	16,073	13,351	12,726	10,600	7,657	6,842	6,680	(48)%	42,150	21,179	(50)%
Net interest revenue	13,088	13,986	13,404	13,271	12,926	12,829	11,998	(10)%	40,478	37,753	(7)%

Commissions and fees	1,341	5,799	3,208	18	4,168	5,437	3,218	—	10,348	12,823	24%
Principal transactions	(6,632)	(5,802)	(3,013)	(7,154)	3,670	433	1,660	NM	(15,447)	5,763	NM
Administrative and other fiduciary fees	2,201	2,197	2,081	1,743	1,606	1,472	1,085	(48)%	6,479	4,163	(36)%
Realized gains (losses) on investments	(119)	(139)	(605)	(1,198)	9	(160)	(285)	53%	(863)	(436)	49%
Insurance premiums	843	847	823	708	755	745	763	(7)%	2,513	2,263	(10)%
Other revenue	1,435	650	360	(1,742)	1,387	9,213	1,951	NM	2,445	12,551	NM
Total non-interest revenues	(931)	3,552	2,854	(7,625)	11,595	17,140	8,392	NM	5,475	37,127	NM
Total revenues, net of interest expense	12,157	17,538	16,258	5,646	24,521	29,969	20,390	25%	45,953	74,880	63%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses (NCLs)	3,638	4,310	4,920	6,143	7,282	8,355	7,969	62%	12,868	23,606	83%
Net build / (Release)	1,939	2,673	4,023	6,028	2,633	3,878	802	(80)%	8,635	7,313	(15)%
Provision for loan losses	5,577	6,983	8,943	12,171	9,915	12,233	8,771	(2)%	21,503	30,919	44%
Policyholder benefits and claims	275	260	274	594	332	308	324	18%	809	964	19%
Provision for unfunded lending commitments	—	(143)	(150)	(70)	60	135	—	100%	(293)	195	NM
Total provisions for credit losses and for benefits and claims	5,852	7,100	9,067	12,695	10,307	12,676	9,095	—	22,019	32,078	46%

Operating Expenses
Compensation and benefits	8,562	8,692	7,544	6,298	6,235	6,359	6,136	(19)%	24,798	18,730	(24)%
Premises and Equipment	1,294	1,347	1,342	1,334	1,083	1,091	1,035	(23)%	3,983	3,209	(19)%
Technology / communication expense	1,500	1,519	1,515	1,459	1,142	1,154	1,114	(26)%	4,534	3,410	(25)%
Advertising and marketing expense	601	616	496	475	334	351	317	(36)%	1,713	1,002	(42)%
Restructuring-related items	15	(44)	8	1,571	(13)	(32)	(34)	NM	(21)	(79)	NM
Other operating	3,405	3,084	3,102	13,505	2,904	3,076	3,256	5%	9,591	9,236	(4)%
Total operating expenses	15,377	15,214	14,007	24,642	11,685	11,999	11,824	(16)%	44,598	35,508	(20)%

Income (Loss) from Continuing Operations before Income Taxes	(9,072)	(4,776)	(6,816)	(31,691)	2,529	5,294	(529)	92%	(20,664)	7,294	NM
Provision (benefits) for income taxes	(3,886)	(2,447)	(3,295)	(10,698)	835	907	(1,122)	66%	(9,628)	620	NM

Income (Loss) from Continuing Operations	(5,186)	(2,329)	(3,521)	(20,993)	1,694	4,387	593	NM	(11,036)	6,674	NM

Discontinued Operations (1)
Income (Loss) from Discontinued Operations	54	337	507	(114)	(152)	(279)	(204)		898	(635)
Gain (Loss) on Sale	—	(517)	9	3,647	(12)	14	—		(508)	2
Provision (benefits) for income taxes	(5)	(86)	(97)	109	(47)	(123)	214		(188)	44
Income (Loss) from Discontinued Operations, net	59	(94)	613	3,424	(117)	(142)	(418)	NM	578	(677)	NM

Net Income (Loss) before attribution of Minority Interests	(5,127)	(2,423)	(2,908)	(17,569)	1,577	4,245	175	NM	(10,458)	5,997	NM

Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(16)	72	(93)	(306)	(16)	(34)	74	NM	(37)	24	NM
Citigroup’s Net Income (Loss)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	$4,279	$101	NM	$(10,421)	$5,973	NM

(1) Discontinued Operations includes:
a) The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.
b) The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.
c) The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

								September 30, 2009
								vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31, 2008
	2008	2008	2008	2008	2009	2009	2009 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$30,837	$44,824	$63,026	$29,253	$31,063	$26,915	$26,482	(9)%
Deposits with banks	73,318	67,945	78,670	170,331	159,503	182,577	217,730	28%
Fed funds sold and securities borr’d or purch under agree. to resell	239,006	220,169	225,409	184,133	179,603	179,503	197,357	7%
Brokerage receivables	65,653	62,492	80,532	44,278	43,329	34,598	34,667	(22)%
Trading account assets	578,437	505,439	457,462	377,635	335,222	325,037	340,697	(10)%
Investments
Available-for-sale and non-marketable equity securities	204,154	232,527	205,730	191,561	178,046	207,135	206,074	8%
Held-to-maturity	1	1	1	64,459	60,760	59,622	55,816	(13)%
Total Investments	204,155	232,528	205,731	256,020	238,806	266,757	261,890	2%
Loans, net of unearned income
Consumer	551,405	525,069	498,349	481,387	453,963	447,652	441,491	(8)%
Corporate	238,438	221,721	218,606	212,829	203,329	194,038	180,720	(15)%
Loans, net of unearned income	789,843	746,790	716,955	694,216	657,292	641,690	622,211	(10)%
Allowance for loan losses	(18,257)	(20,777)	(24,005)	(29,616)	(31,703)	(35,940)	(36,416)	23%
Total loans, net	771,586	726,013	692,950	664,600	625,589	605,750	585,795	(12)%
Goodwill	43,471	42,386	39,662	27,132	26,410	25,578	25,423	(6)%
Intangible assets (other than MSR’s)	16,229	15,608	15,118	14,159	13,612	10,098	8,957	(37)%
Mortgage servicing rights (MSR’s)	7,716	8,934	8,346	5,657	5,481	6,770	6,228	10%
Other assets	169,289	161,101	164,598	165,272	163,960	165,538	159,769	(3)%
Assets related to discontinued operations held for sale	—	12,946	18,627	—	—	19,412	23,604	—
Total assets	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578	$1,848,533	$1,888,599	(3)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$38,683	$43,754	$55,222	$55,485	$78,008	$77,180	$77,460	40%
Interest-bearing deposits in U.S. offices	231,381	216,798	221,895	234,491	219,910	234,250	244,856	4%
Total U.S. Deposits	270,064	260,552	277,117	289,976	297,918	311,430	322,316	11%
Non-interest-bearing deposits in offices outside the U.S.	45,230	46,765	46,348	37,412	36,602	40,389	40,606	9%
Interest-bearing deposits in offices outside the U.S.	515,914	496,325	456,878	446,797	428,176	452,917	469,681	5%
Total International Deposits	561,144	543,090	503,226	484,209	464,778	493,306	510,287	5%

Total deposits	831,208	803,642	780,343	774,185	762,696	804,736	832,603	8%

Fed funds purch and securities loaned or sold under agree. to repurch.	279,561	246,107	250,419	205,293	184,803	172,016	178,159	(13)%
Brokerage payables	95,597	96,432	117,536	70,916	58,950	52,696	57,672	(19)%
Trading account liabilities	201,986	188,609	168,421	165,800	128,671	117,512	130,540	(21)%
Short-term borrowings	135,799	114,445	104,855	126,691	116,389	101,894	64,731	(49)%
Long-term debt	424,959	417,928	393,097	359,593	337,252	348,046	379,557	6%
Other liabilities (2)	98,277	91,846	91,663	91,970	87,890	85,091	86,384	(6)%
Liabilities related to discontinued operations held for sale	—	456	14,273	—	—	12,374	16,004	—
Total liabilities	$2,067,387	$1,959,465	$1,920,607	$1,794,448	$1,676,651	1,694,365	1,745,650	(3)%

Equity

Stockholders’ Equity
Preferred Stock	$19,384	$27,424	$27,424	$70,664	$74,246	$74,301	$312	(100)%

Common Stock	55	57	57	57	57	57	230	—
Additional paid-in capital	11,131	16,594	16,884	19,165	16,525	16,663	78,802	NM
Retained earnings	114,899	110,290	105,340	86,521	86,115	88,874	85,208	(2)%
Treasury stock	(10,020)	(9,911)	(9,642)	(9,582)	(5,996)	(5,950)	(6,059)	(37)%
Accumulated other comprehensive income (loss)	(7,381)	(8,049)	(14,001)	(25,195)	(27,013)	(21,643)	(17,651)	30%
Total Common Equity	$108,684	$108,981	$98,638	$70,966	$69,688	$78,001	$140,530	98%

Total Citigroup stockholders’ equity	$128,068	$136,405	$126,062	$141,630	$143,934	152,302	140,842	(1)%

Noncontrolling Minority interests (Minority Interest)	4,242	4,515	3,462	2,392	1,993	1,866	2,107	(12)%
Total equity	132,310	140,920	129,524	144,022	145,927	154,168	142,949	(1)%

Total liabilities and equity	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578	$1,848,533	$1,888,599	(3)%

(1)	Preliminary

(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,250 million for the first quarter of 2008, $1,107 million for the second quarter of 2008, $957 million for the third quarter of 2008, and $887 million for the fourth quarter of 2008, respectively, and $947 million for the first quarter of 2009, $1,082 million for the second quarter of 2009 and $1,074 million for the third quarter of 2009, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

CITICORP
Regional Consumer Banking
North America	$2,334	$2,111	$1,472	$1,847	$2,089	$1,761	$1,754	19%	$5,917	$5,604	(5)%
EMEA	461	508	498	398	360	394	415	(17)%	1,467	1,169	(20)%
Latin America	2,235	2,371	2,300	1,852	1,791	1,819	1,826	(21)%	6,906	5,436	(21)%
Asia	1,944	1,891	1,839	1,613	1,531	1,631	1,680	(9)%	5,674	4,842	(15)%
Total	6,974	6,881	6,109	5,710	5,771	5,605	5,675	(7)%	19,964	17,051	(15)%

Securities and Banking
North America	3,592	3,507	4,018	(130)	5,244	1,898	1,312	(67)%	11,117	8,454	(24)%
EMEA	1,733	1,970	1,395	908	4,221	2,555	2,198	58%	5,098	8,974	76%
Latin America	681	722	469	497	798	1,046	703	50%	1,872	2,547	36%
Asia	1,712	1,207	1,463	1,191	2,161	1,373	680	(54)%	4,382	4,214	(4)%
Total	7,718	7,406	7,345	2,466	12,424	6,872	4,893	(33)%	22,469	24,189	8%

Transaction Services
North America	506	511	540	604	589	656	643	19%	1,557	1,888	21%
EMEA	884	947	953	893	844	860	845	(11)%	2,784	2,549	(8)%
Latin America	340	374	378	347	343	340	337	(11)%	1,092	1,020	(7)%
Asia	687	647	695	640	598	627	632	(9)%	2,029	1,857	(8)%
Total	2,417	2,479	2,566	2,484	2,374	2,483	2,457	—	7,462	7,314	(2)%

Total Citicorp	17,109	16,766	16,020	10,660	20,569	14,960	13,025	(19)%	49,895	48,554	(3)%

CITI HOLDINGS
Brokerage and Asset Management	2,390	2,467	2,094	1,472	1,701	12,339	670	(68)%	6,951	14,710	NM
Local Consumer Lending	7,500	6,224	5,432	5,297	6,453	3,930	4,647	(14)%	19,156	15,030	(22)%
Special Asset Pool	(14,408)	(6,612)	(6,822)	(11,732)	(4,702)	(519)	1,377	NM	(27,842)	(3,844)	86%
Total Citi Holdings	(4,518)	2,079	704	(4,963)	3,452	15,750	6,694	NM	(1,735)	25,896	NM

Corporate / Other	(434)	(1,307)	(466)	(51)	500	(741)	671	NM	(2,207)	430	NM

Total Citigroup - Net Revenues	$12,157	$17,538	$16,258	$5,646	$24,521	29,969	20,390	25%	45,953	74,880	63%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$345	$169	$(44)	$(2,048)	$197	$(15)	$163	NM	$470	$345	(27)%
EMEA	19	37	31	(37)	(33)	(110)	(23)	NM	87	(166)	NM
Latin America	431	334	102	(4,215)	169	70	29	(72)%	867	268	(69)%
Asia	536	451	357	392	251	272	446	25%	1,344	969	(28)%
Total	1,331	991	446	(5,908)	584	217	615	38%	2,768	1,416	(49)%

Securities and Banking
North America	1,382	646	1,340	(1,093)	2,567	3	(77)	NM	3,368	2,493	(26)%
EMEA	196	376	102	(18)	2,172	746	548	NM	674	3,466	NM
Latin America	301	325	227	195	399	522	216	(5)%	853	1,137	33%
Asia	627	306	569	471	1,056	596	68	(88)%	1,502	1,720	15%
Total	2,506	1,653	2,238	(445)	6,194	1,867	755	(66)%	6,397	8,816	38%

Transaction Services
North America	88	61	94	80	138	181	152	62%	243	471	94%
EMEA	278	299	348	321	326	350	308	(11)%	925	984	6%
Latin America	141	151	159	137	160	150	148	(7)%	451	458	2%
Asia	304	278	317	297	280	293	331	4%	899	904	1%
Total	811	789	918	835	904	974	939	2%	2,518	2,817	12%

Total Citicorp	4,648	3,433	3,602	(5,518)	7,682	3,058	2,309	(36)%	11,683	13,049	12%

CITI HOLDINGS
Brokerage and Asset Management	(114)	267	(57)	(860)	58	6,814	139	NM	96	7,011	NM
Local Consumer Lending	125	(1,206)	(2,285)	(4,888)	(1,419)	(4,193)	(2,099)	8%	(3,366)	(7,711)	NM
Special Asset Pool	(9,161)	(4,286)	(4,594)	(8,953)	(3,975)	(1,262)	142	NM	(18,041)	(5,095)	72%
Total Citi Holdings	(9,150)	(5,225)	(6,936)	(14,701)	(5,336)	1,359	(1,818)	74%	(21,311)	(5,795)	73%

Corporate / Other	(684)	(537)	(187)	(774)	(652)	(30)	102	NM	(1,408)	(580)	59%

Income (Loss) From Continuing Operations	(5,186)	(2,329)	(3,521)	(20,993)	1,694	4,387	593	NM	(11,036)	6,674	NM

Discontinued Operations	59	(94)	613	3,424	(117)	(142)	(418)		578	(677)

Net Income (Loss) Attributable to Noncontrolling Minority Interests	(16)	72	(93)	(306)	(16)	(34)	74		(37)	24

Citigroup’s Net Income (Loss)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	$4,279	$101	NM	$(10,421)	$5,973	NM

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Revenues
Net interest revenue	$8,030	$8,634	$8,316	$8,990	$8,187	$8,445	$8,435	1%	$24,980	$25,067	—
Non-Interest revenue	9,079	8,132	7,704	1,670	12,382	6,515	4,590	(40)%	24,915	23,487	(6)%
Total revenues, net of interest expense	17,109	16,766	16,020	10,660	20,569	14,960	13,025	(19)%	49,895	48,554	(3)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	929	1,289	1,317	1,406	1,237	1,560	1,718	30%	3,535	4,515	28%
Credit Reserve Build / (Release)	474	573	799	1,373	940	1,165	465	(42)%	1,846	2,570	39%
Provision for loan losses	1,403	1,862	2,116	2,779	2,177	2,725	2,183	3%	5,381	7,085	32%
Provision for Benefits & Claims	1	2	—	3	12	15	14	—	3	41	NM
Provision for unfunded lending commitments	—	(75)	(80)	(36)	32	83	—	100%	(155)	115	NM
Total provisions for credit losses and for benefits and claims	1,404	1,789	2,036	2,746	2,221	2,823	2,197	8%	5,229	7,241	38%

Total operating expenses	9,326	9,900	8,948	15,359	7,197	7,849	8,181	(9)%	28,174	23,227	(18)%

Income (Loss) from Continuing Operations before Income Taxes	6,379	5,077	5,036	(7,445)	11,151	4,288	2,647	(47)%	16,492	18,086	10%
Provision (benefits) for income taxes	1,731	1,644	1,434	(1,927)	3,469	1,230	338	(76)%	4,809	5,037	5%

Income (Loss) from Continuing Operations	4,648	3,433	3,602	(5,518)	7,682	3,058	2,309	(36)%	11,683	13,049	12%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	13	21	16	(21)	(3)	3	25	56%	50	25	(50)%
Citicorp’s Net Income (Loss)	$4,635	$3,412	$3,586	$(5,497)	$7,685	$3,055	$2,284	(36)%	$11,633	$13,024	12%

Balance Sheet Data (in billions):

Total EOP Assets	$1,225	$1,160	$1,158	$1,002	$958	$984	$1,014	(12)%

Average Assets	$1,379	$1,307	$1,175	$1,162	$1,037	$1,003	$1,032	(12)%	$1,287	$1,024	(20)%

Total EOP Deposits	$725	$681	$683	$673	$660	$702	$728	7%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING

(In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$3,985	$4,220	$4,224	$3,801	$3,613	$3,903	$3,992	(5)%	$12,429	$11,508	(7)%
Non-Interest Revenue	2,989	2,661	1,885	1,909	2,158	1,702	1,683	(11)%	7,535	5,543	(26)%
Total Revenues, Net of Interest Expense (1)	6,974	6,881	6,109	5,710	5,771	5,605	5,675	(7)%	19,964	17,051	(15)%
Total Operating Expenses	3,782	4,194	4,029	10,573	3,306	3,491	3,547	(12)%	12,005	10,344	(14)%
Net Credit Losses	863	981	1,096	1,084	1,160	1,392	1,426	30%	2,940	3,978	35%
Credit Reserve Build / (Release)	450	382	514	724	664	592	319	(38)%	1,346	1,575	17%
Provision for Benefits & Claims	1	2	—	3	12	15	14	—	3	41	NM
Provision for Loan Losses and for Benefits and Claims	1,314	1,365	1,610	1,811	1,836	1,999	1,759	9%	4,289	5,594	30%
Income (loss) from Continuing Operations before Taxes	1,878	1,322	470	(6,674)	629	115	369	(21)%	3,670	1,113	(70)%
Income Taxes (benefits)	547	331	24	(766)	45	(102)	(246)	NM	902	(303)	NM
Income (loss) from Continuing Operations	1,331	991	446	(5,908)	584	217	615	38%	2,768	1,416	(49)%
Net Income (loss) Attributable to Minority Interests	1	4	5	1	—	—	2	(60)%	10	2	(80)%
Net Income (Loss)	$1,330	$987	$441	$(5,909)	$584	$217	$613	39%	$2,758	$1,414	(49)%
Average Assets (in billions of dollars)	$223	$230	$222	$199	$182	$191	$201	(9)%	$225	$191	(15)%
Return on Assets	2.40%	1.73%	0.79%	(11.81)%	1.30%	0.46%	1.21%		1.64%	0.99%

Net Credit Losses as a % of Average Loans	2.65%	2.99%	3.35%	3.65%	4.08%	4.78%	4.70%

Revenue by Business
Retail Banking	$3,451	$3,577	$3,531	$3,141	$2,955	$3,193	$3,315	(6)%	$10,559	$9,463	(10)%
Citi-Branded Cards	3,523	3,304	2,578	2,569	2,816	2,412	2,360	(8)%	9,405	7,588	(19)%
Total GAAP Revenues	6,974	6,881	6,109	5,710	5,771	5,605	5,675	(7)%	19,964	17,051	(15)%
Net Impact of Credit Card Securitization Activity (2), (3)	964	1,247	1,892	1,602	1,484	1,644	1,800	(5)%	4,103	4,928	20%
Total Managed Revenues	$7,938	$8,128	$8,001	$7,312	$7,255	$7,249	$7,475	(7)%	$24,067	$21,979	(9)%

Income (loss) from Continuing Operations by Business
Retail Banking	$700	$563	$563	$(5,791)	$443	$428	$609	8%	$1,826	$1,480	(19)%
Citi-Branded Cards	631	428	(117)	(117)	141	(211)	6	NM	942	(64)	NM
Total	$1,331	$991	$446	$(5,908)	$584	$217	$615	38%	$2,768	$1,416	(49)%

(1)

For Citi-Branded Cards, the first and second quarters of 2008 include releases of $28 million and $21 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry. See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING

								3Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	4,328	4,308	4,255	4,229	4,104	4,091	4,182	(2)%
Accounts (in millions)	50.1	50.7	50.9	50.1	50.1	49.7	49.4	(3)%
Average Deposits	$273.8	$272.4	$266.0	$254.9	$253.4	$268.3	$275.1	3%
Investment Sales (International Only)	$25.5	$25.7	$23.0	$16.5	$15.3	$25.0	$22.9	—
Investment AUMs	$144.0	$145.0	$127.4	$101.1	$93.5	$107.2	$114.7	(10)%
Average Loans	$81.6	$83.9	$83.2	$74.8	$72.3	$74.8	$77.7	(7)%
EOP Loans	$82.1	$83.6	$80.2	$76.0	$72.6	$75.5	$80.0	—
Net Interest Revenue as a % of Average Loans (1)	11.05%	11.37%	11.60%	12.04%	11.73%	12.09%	12.04%
Net Credit Losses as a % of Average Loans	1.11%	1.34%	1.51%	1.78%	1.92%	2.22%	1.93%
Loans 90+ Days Past Due as a % of EOP Loans	0.76%	0.77%	0.77%	0.77%	0.96%	1.10%	0.94%

Citi-Branded Cards Key Indicators (in billions of dollars) (2)
EOP Open Accounts (in millions)	62.0	61.6	61.1	57.7	57.2	55.8	54.6	(11)%
Purchase Sales	$73.6	$78.3	$75.5	$69.1	$59.6	$63.6	$65.5	(13)%
Average Managed Loans	$118.1	$119.2	$118.4	$113.5	$110.6	$110.8	$112.7	(5)%
EOP Managed Loans	$118.0	$119.7	$117.5	$115.0	$109.0	$112.8	$115.1	(2)%
Managed Average Yield (3)	14.04%	14.14%	14.29%	13.98%	14.67%	14.43%	14.36%
Managed Net Interest Revenue as a % of Avg. Managed Loans (4)	10.49%	11.20%	11.28%	11.00%	12.31%	11.98%	11.64%
Managed Net Credit Losses as a % of Average Managed Loans	5.17%	5.89%	6.39%	7.02%	8.53%	10.18%	10.29%
Managed Net Credit Margin as a % of Avg. Managed Loans (5)	10.08%	9.44%	8.59%	7.56%	7.18%	4.43%	4.30%
Managed Loans 90+ Days Past Due as a % of EOP Managed Loans	1.86%	1.96%	2.00%	2.32%	2.76%	2.91%	2.51%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 1
(In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$808	$887	$978	$989	$1,020	$1,150	$1,224	25%	$2,673	$3,394	27%
Non-Interest Revenue	1,526	1,224	494	858	1,069	611	530	7%	3,244	2,210	(32)%
Total Revenues, Net of Interest Expense (1)	2,334	2,111	1,472	1,847	2,089	1,761	1,754	19%	5,917	5,604	(5)%
Total Operating Expenses	1,473	1,590	1,444	3,881	1,355	1,337	1,331	(8)%	4,507	4,023	(11)%
Net Credit Losses	145	136	144	190	258	305	280	94%	425	843	98%
Credit Reserve Build / (Release)	169	126	(9)	177	242	130	30	NM	286	402	41%
Provision for Benefits & Claims	—	2	—	3	12	15	14	—	2	41	NM
Provision for Loan Losses and for Benefits and Claims	314	264	135	370	512	450	324	NM	713	1,286	80%
Income (loss) from Continuing Operations before Taxes	547	257	(107)	(2,404)	222	(26)	99	NM	697	295	(58)%
Income Taxes (benefits)	202	88	(63)	(356)	25	(11)	(64)	(2)%	227	(50)	NM
Income (loss) from Continuing Operations	345	169	(44)	(2,048)	197	(15)	163	NM	470	345	(27)%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$345	$169	$(44)	$(2,048)	$197	$(15)	$163	NM	$470	$345	(27)%
Average Assets (in billions of dollars)	$40	$38	$32	$32	$32	$33	$37	16%	$37	$34	(8)%
Return on Assets	3.47%	1.79%	(0.55)%	(25.46)%	2.50%	(0.18)%	1.75%		1.70%	1.36%

Net Credit Losses as a % of Average Loans	3.31%	3.44%	3.51%	4.11%	5.01%	6.47%	5.94%

Revenue by Business
Retail Banking	$850	$952	$1,004	$964	$882	$955	$1,070	7%	$2,806	$2,907	4%
Citi-Branded Cards	1,484	1,159	468	883	1,207	806	684	46%	3,111	2,697	(13)%
Total GAAP Revenues	2,334	2,111	1,472	1,847	2,089	1,761	1,754	19%	5,917	5,604	(5)%
Net Impact of Credit Card Securitization Activity (2), (3)	964	1,247	1,892	1,602	1,484	1,644	1,800	(5)%	4,103	4,928	20%
Total Managed Revenues	$3,298	$3,358	$3,364	$3,449	$3,573	$3,405	$3,554	6%	$10,020	$10,532	5%

Income (loss) from Continuing Operations by Business
Retail Banking	$2	$60	$143	$(1,993)	$81	$88	$150	5%	$205	$319	56%
Citi-Branded Cards	343	109	(187)	(55)	116	(103)	13	NM	265	26	(90)%
Total	$345	$169	$(44)	$(2,048)	$197	$(15)	$163	NM	$470	$345	(27)%

(1)

For Citi-Branded Cards, the first and second quarters of 2008 include releases of $28 million, $21 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes. See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 2

								3Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	1,051	1,030	1,010	1,015	1,000	1,001	1,002	(1)%
Accounts (in millions)	11.8	11.7	11.6	11.6	11.9	12.0	12.0	3%
Investment AUMs	$42.3	$41.3	$38.7	$32.3	$30.3	$31.8	$34.1	(12)%

Average Deposits	$122.5	$121.6	$120.6	$125.5	$127.9	$135.7	$138.5	15%

Average Loans	$2.3	$3.4	$4.5	$6.0	$6.9	$7.2	$7.4	64%

EOP Loans	$2.5	$3.7	$4.9	$6.5	$7.0	$7.2	$7.5	53%

Net Interest Revenue as a % of Avg. Loans	7.36%	5.77%	4.48%	4.53%	3.90%	4.23%	4.73%

Net Credit Losses as a % of Avg. Loans	4.31%	3.11%	3.03%	3.83%	3.26%	4.85%	4.23%

Loans 90+ Days Past Due as a % of EOP Loans	1.48%	1.47%	1.10%	1.29%	1.41%	1.35%	1.24%

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	30.7	30.0	29.2	26.1	25.6	25.0	24.5	(16)%
Purchase Sales	$48.4	$51.6	$49.4	$46.0	$40.1	$42.4	$42.3	(14)%

Average Managed Loans
Securitized	$68.8	$71.2	$71.3	$70.2	$67.5	$68.7	$69.9	(2)%
On Balance Sheet	15.3	12.5	11.8	12.4	14.0	11.7	11.3	(4)%
Total	$84.1	$83.7	$83.1	$82.6	$81.5	$80.4	$81.2	(2)%

EOP Managed Loans
Securitized	$70.8	$71.7	$71.1	$69.5	$68.3	$70.7	$70.8	—
On Balance Sheet	12.9	11.6	12.6	14.3	12.0	11.2	12.4	(2)%
Total	$83.7	$83.3	$83.7	$83.8	$80.3	$81.9	$83.2	(1)%

Managed Average Yield (2)	11.38%	11.09%	11.55%	11.91%	13.09%	12.78%	12.86%
Managed Net Interest Revenue as a % of Avg. Managed Loans (3)	7.70%	8.12%	8.64%	9.03%	11.03%	10.51%	10.13%
Managed Net Credit Losses	$1,001	$1,152	$1,232	$1,386	$1,692	$2,056	$2,077	69%
Managed Net Credit Losses as a % of Average Managed Loans	4.79%	5.54%	5.90%	6.68%	8.42%	10.26%	10.15%
Managed Net Credit Margin as a % of Avg. Managed Loans (4)	6.88%	5.96%	5.35%	5.22%	4.91%	1.89%	1.92%
Managed Loans 90+ Days Past Due as a % of EOP Managed Loans	1.65%	1.71%	1.73%	2.16%	2.60%	2.62%	2.37%

(1)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(2)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(3)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
EMEA
PAGE 1
(In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$299	$335	$350	$285	$224	$243	$262	(25)%	$984	$729	(26)%
Non-Interest Revenue	162	173	148	113	136	151	153	3%	483	440	(9)%
Total Revenues, Net of Interest Expense	461	508	498	398	360	394	415	(17)%	1,467	1,169	(20)%
Total Operating Expenses	375	395	372	358	256	282	270	(27)%	1,142	808	(29)%
Net Credit Losses	47	48	55	87	89	121	139	NM	150	349	NM
Credit Reserve Build / (Release)	16	15	33	11	72	158	67	NM	64	297	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	63	63	88	98	161	279	206	NM	214	646	NM
Income (loss) from Continuing Operations before Taxes	23	50	38	(58)	(57)	(167)	(61)	NM	111	(285)	NM
Income Taxes (benefits)	4	13	7	(21)	(24)	(57)	(38)	NM	24	(119)	NM
Income (loss) from Continuing Operations	19	37	31	(37)	(33)	(110)	(23)	NM	87	(166)	NM
Net Income (loss) Attributable to Minority Interests	2	4	5	1	—	—	2	(60)%	11	2	(82)%
Net Income (Loss)	$17	$33	$26	$(38)	$(33)	$(110)	$(25)	NM	$76	$(168)	NM
Average Assets (in billions of dollars)	$13	$14	$14	$11	$11	$11	$11	(21)%	$14	$11	(21)%
Return on Assets	0.53%	0.95%	0.74%	(1.37)%	(1.22)%	(4.01)%	(0.90)%		0.73%	(2.04)%

Net Credit Losses as a % of Average Loans	2.03%	1.91%	2.10%	4.12%	4.57%	5.78%	6.34%

Revenue by Business
Retail Banking	$296	$325	$310	$229	$205	$234	$237	(24)%	$931	$676	(27)%
Citi-Branded Cards	165	183	188	169	155	160	178	(5)%	536	493	(8)%
Total	$461	$508	$498	$398	$360	$394	$415	(17)%	$1,467	$1,169	(20)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(8)	$6	$(2)	$(53)	$(41)	$(76)	$(23)	NM	$(4)	$(140)	NM
Citi-Branded Cards	27	31	33	16	8	(34)	—	(100)%	91	(26)	NM
Total	$19	$37	$31	$(37)	$(33)	$(110)	$(23)	NM	$87	$(166)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
EMEA
PAGE 2

								3Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	450	446	455	446	401	396	389	(15)%
Accounts (in millions)	4.0	4.1	4.2	4.2	4.2	4.2	4.2	—
Average Deposits	$11.2	$11.8	$11.3	$9.0	$8.3	$9.0	$9.5	(16)%
Investment Sales	$0.9	$0.8	$0.7	$0.3	$0.4	$0.5	$0.5	(29)%
Investment AUMs	$6.6	$6.6	$5.6	$4.0	$3.5	$4.5	$4.2	(25)%
Average Loans	$6.7	$7.2	$7.3	$5.7	$5.4	$5.6	$5.7	(22)%
EOP Loans	$6.9	$7.5	$7.2	$6.3	$5.5	$5.7	$5.7	(21)%
Net Interest Revenue as a % of Average Loans (1)	10.50%	10.99%	11.14%	11.04%	9.26%	9.78%	9.77%
Net Credit Losses as a % of Average Loans	1.80%	1.70%	1.99%	4.41%	4.50%	5.34%	5.84%
Loans 90+ Days Past Due as a % of EOP Loans	0.48%	0.61%	0.48%	0.75%	1.06%	1.23%	1.09%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.5	2.6	2.7	2.8	2.8	2.8	2.7	—
Purchase Sales	$2.3	$2.6	$2.7	$2.3	$1.8	$1.9	$2.2	(19)%
Average Loans	$2.6	$2.9	$3.1	$2.7	$2.5	$2.8	$3.0	(3)%
EOP Loans	$2.7	$3.1	$3.1	$2.8	$2.5	$2.8	$3.0	(3)%
Average Yield (2)	20.70%	19.70%	19.30%	19.45%	19.67%	20.35%	21.07%
Net Interest Revenue as a % of Avg. Loans (3)	19.16%	19.14%	18.76%	18.25%	16.09%	15.20%	16.51%
Net Credit Losses as a % of Average Loans	2.61%	2.47%	2.45%	3.43%	4.62%	6.70%	7.43%
Net Credit Margin as a % of Avg. Loans (4)	22.94%	22.92%	21.82%	21.07%	20.23%	16.23%	16.36%
Loans 90+ Days Past Due as a % of EOP Loans	0.75%	0.61%	1.12%	1.28%	2.22%	3.35%	2.83%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)	Average Yield is gross interest revenue earned divided by average loans.

(3)	Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
LATIN AMERICA
PAGE 1
(In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$1,636	$1,741	$1,669	$1,345	$1,251	$1,350	$1,339	(20)%	$5,046	$3,940	(22)%
Non-Interest Revenue	599	630	631	507	540	469	487	(23)%	1,860	1,496	(20)%
Total Revenues, Net of Interest Expense	2,235	2,371	2,300	1,852	1,791	1,819	1,826	(21)%	6,906	5,436	(21)%
Total Operating Expenses	945	1,238	1,292	5,382	911	1,039	1,077	(17)%	3,475	3,027	(13)%
Net Credit Losses	466	555	640	544	541	612	656	3%	1,661	1,809	9%
Credit Reserve Build / (Release)	237	157	301	421	166	154	141	(53)%	695	461	(34)%
Provision for Benefits & Claims	1	—	—	—	—	—	—	—	1	—	(100)%
Provision for Loan Losses and for Benefits and Claims	704	712	941	965	707	766	797	(15)%	2,357	2,270	(4)%
Income (loss) from Continuing Operations before Taxes	586	421	67	(4,495)	173	14	(48)	NM	1,074	139	(87)%
Income Taxes (benefits)	155	87	(35)	(280)	4	(56)	(77)	NM	207	(129)	NM
Income (loss) from Continuing Operations	431	334	102	(4,215)	169	70	29	(72)%	867	268	(69)%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$431	$334	$102	$(4,215)	$169	$70	$29	(72)%	$867	$268	(69)%
Average Assets (in billions of dollars)	$74	$80	$81	$69	$56	$61	$61	(25)%	$78	$59	(24)%
Return on Assets	2.34%	1.68%	0.50%	(24.30)%	1.22%	0.46%	0.19%		1.48%	0.61%

Net Credit Losses as a % of Average Loans	6.09%	6.91%	7.79%	7.73%	8.31%	8.83%	9.04%

Revenue by Business
Retail Banking	$1,053	$1,060	$1,067	$917	$893	$981	$969	(9)%	$3,180	$2,843	(11)%
Citi-Branded Cards	1,182	1,311	1,233	935	898	838	857	(30)%	3,726	2,593	(30)%
Total	$2,235	$2,371	$2,300	$1,852	$1,791	$1,819	$1,826	(21)%	$6,906	$5,436	(21)%

Income (loss) from Continuing Operations by Business
Retail Banking	$312	$149	$112	$(4,073)	$180	$150	$106	(5)%	$573	$436	(24)%
Citi-Branded Cards	119	185	(10)	(142)	(11)	(80)	(77)	NM	294	(168)	NM
Total	$431	$334	$102	$(4,215)	$169	$70	$29	(72)%	$867	$268	(69)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
LATIN AMERICA
PAGE 2

								3Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	2,196	2,201	2,155	2,128	2,065	2,066	2,163	—
Accounts (in millions)	17.3	17.8	17.8	17.5	17.2	17.1	17.1	(4)%
Average Deposits	$41.9	$41.9	$41.5	$35.6	$34.1	$36.0	$35.8	(14)%
Investment Sales	$14.6	$15.4	$16.2	$13.4	$11.5	$18.3	$15.0	(7)%
Investment AUMs	$40.8	$44.0	$38.2	$29.0	$26.7	$32.8	$35.1	(8)%
Average Loans	$16.5	$17.3	$17.8	$15.9	$15.3	$16.3	$16.9	(5)%
EOP Loans	$16.3	$17.3	$17.1	$15.7	$15.4	$16.5	$17.7	4%
Net Interest Revenue as a % of Average Loans (1)	17.87%	16.34%	15.85%	15.64%	16.33%	16.78%	15.70%
Net Credit Losses as a % of Average Loans	2.44%	2.98%	3.29%	2.83%	2.97%	3.43%	2.65%
Loans 90+ Days Past Due as a % of EOP Loans	2.03%	1.79%	1.89%	1.52%	1.82%	2.18%	1.83%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	13.0	13.1	13.1	12.9	12.9	12.5	12.3	(6)%
Purchase Sales	$8.2	$8.8	$8.5	$7.1	$5.9	$6.5	$7.2	(15)%
Average Loans	$14.3	$15.0	$14.9	$12.1	$11.1	$11.5	$11.9	(20)%
EOP Loans	$14.5	$15.4	$14.0	$11.8	$11.0	$11.8	$11.9	(15)%
Average Yield (2)	28.62%	30.58%	29.25%	27.40%	26.47%	25.48%	24.54%
Net Interest Revenue as a % of Avg. Loans (3)	25.40%	27.83%	25.63%	23.67%	23.24%	22.95%	22.25%
Net Credit Losses as a % of Average Loans	10.29%	11.42%	13.16%	14.14%	15.67%	16.22%	18.05%
Net Credit Margin as a % of Avg. Loans (4)	22.92%	23.70%	19.73%	16.64%	17.14%	12.56%	10.41%
Loans 90+ Days Past Due as a % of EOP Loans	3.74%	4.10%	4.31%	4.80%	5.04%	5.89%	4.36%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)	Average Yield is gross interest revenue earned divided by average loans.

(3)	Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA PAGE 1
(In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$1,242	$1,257	$1,227	$1,182	$1,118	$1,160	$1,167	(5)%	$3,726	$3,445	(8)%
Non-Interest Revenue	702	634	612	431	413	471	513	(16)%	1,948	1,397	(28)%
Total Revenues, Net of Interest Expense	1,944	1,891	1,839	1,613	1,531	1,631	1,680	(9)%	5,674	4,842	(15)%
Total Operating Expenses	989	971	921	952	784	833	869	(6)%	2,881	2,486	(14)%
Net Credit Losses	205	242	257	263	272	354	351	37%	704	977	39%
Credit Reserve Build / (Release)	28	84	189	115	184	150	81	(57)%	301	415	38%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	233	326	446	378	456	504	432	(3)%	1,005	1,392	39%
Income (loss) from Continuing Operations before Taxes	722	594	472	283	291	294	379	(20)%	1,788	964	(46)%
Income Taxes (benefits)	186	143	115	(109)	40	22	(67)	NM	444	(5)	NM
Income (loss) from Continuing Operations	536	451	357	392	251	272	446	25%	1,344	969	(28)%
Net Income (loss) Attributable to Minority Interests	(1)	—	—	—	—	—	—	—	(1)	—	100%
Net Income (Loss)	$537	$451	$357	$392	$251	$272	$446	25%	$1,345	$969	(28)%
Average Assets (in billions of dollars)	$96	$98	$95	$87	$83	$86	$92	(3)%	$96	$87	(9)%
Return on Assets	2.25%	1.85%	1.49%	1.79%	1.23%	1.27%	1.92%		1.87%	1.49%

Net Credit Losses as a % of Average Loans	1.13%	1.32%	1.44%	1.66%	1.83%	2.30%	2.17%

Revenue by Business
Retail Banking	$1,252	$1,240	$1,150	$1,031	$975	$1,023	$1,039	(10)%	$3,642	$3,037	(17)%
Citi-Branded Cards	692	651	689	582	556	608	641	(7)%	2,032	1,805	(11)%
Total	$1,944	$1,891	$1,839	$1,613	$1,531	$1,631	$1,680	(9)%	$5,674	$4,842	(15)%

Income (loss) from Continuing Operations by Business
Retail Banking	$394	$348	$310	$328	$223	$266	$376	21%	$1,052	$865	(18)%
Citi-Branded Cards	142	103	47	64	28	6	70	49%	292	104	(64)%
Total	$536	$451	$357	$392	$251	$272	$446	25%	$1,344	$969	(28)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA PAGE 2

								3Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	631	631	635	640	638	628	628	(1)%
Accounts (in millions)	17.0	17.1	17.3	16.8	16.8	16.4	16.1	(7)%
Average Deposits	$98.2	$97.1	$92.6	$84.8	$83.1	$87.6	$91.3	(1)%
Investment Sales	$10.0	$9.5	$6.1	$2.8	$3.4	$6.2	$7.4	21%
Investment AUMs	$54.3	$53.1	$44.9	$35.8	$33.0	$38.1	$41.3	(8)%
Average Loans	$56.1	$56.0	$53.6	$47.2	$44.7	$45.7	$47.7	(11)%
EOP Loans	$56.4	$55.1	$51.0	$47.5	$44.7	$46.1	$49.1	(4)%
Net Interest Revenue as a % of Average Loans (1)	5.72%	5.77%	5.79%	6.44%	6.46%	6.40%	6.05%
Net Credit Losses as a % of Average Loans	0.50%	0.68%	0.73%	0.85%	0.87%	0.99%	0.85%
Loans 90+ Days Past Due as a % of EOP Loans	0.39%	0.43%	0.40%	0.45%	0.57%	0.66%	0.55%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	15.8	15.9	16.1	15.9	15.9	15.5	15.1	(6)%
Purchase Sales	$14.7	$15.3	$14.9	$13.7	$11.8	$12.8	$13.8	(7)%
Average Loans	$17.1	$17.6	$17.3	$16.1	$15.5	$16.1	$16.6	(4)%
EOP Loans	$17.1	$17.9	$16.7	$16.6	$15.2	$16.3	$17.0	2%
Average Yield (2)	13.82%	13.79%	13.64%	13.55%	13.72%	13.64%	13.20%
Net Interest Revenue as a % of Avg. Loans (3)	10.44%	10.39%	10.25%	10.34%	10.62%	10.83%	10.52%
Net Credit Losses as a % of Average Loans	3.17%	3.36%	3.63%	4.02%	4.62%	6.00%	5.93%
Net Credit Margin as a % of Avg. Loans (4)	13.09%	11.54%	12.20%	10.40%	9.94%	9.18%	9.37%
Loans 90+ Days Past Due as a % of EOP Loans	1.49%	1.53%	1.57%	1.57%	2.04%	2.15%	1.85%

(1)   Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average Yield is gross interest revenue earned divided by average loans.

(3)   Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(4)   Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
INSTITUTIONAL CLIENTS GROUP
(In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Commissions and Fees	$780	$735	$754	$607	$443	$492	$565	(25)%	2,269	1,500	(34)%
Administration and Other Fiduciary Fees	1,361	1,390	1,397	1,265	1,222	1,237	1,258	(10)%	4,148	3,717	(10)%
Investment Banking	869	1,396	740	324	940	1,242	1,063	44%	3,005	3,245	8%
Principal Transactions	2,997	1,952	3,116	(1,521)	7,152	1,082	(535)	NM	8,065	7,699	(5)%
Other	83	(2)	(188)	(914)	467	760	556	NM	(107)	1,783	NM
Total Non-Interest Revenue	6,090	5,471	5,819	(239)	10,224	4,813	2,907	(50)%	17,380	17,944	3%
Net Interest Revenue (including Dividends)	4,045	4,414	4,092	5,189	4,574	4,542	4,443	9%	12,551	13,559	8%
Total Revenues, Net of Interest Expense	10,135	9,885	9,911	4,950	14,798	9,355	7,350	(26)%	29,931	31,503	5%
Total Operating Expenses	5,544	5,706	4,919	4,786	3,891	4,358	4,634	(6)%	16,169	12,883	(20)%
Net Credit Losses	66	308	221	322	77	168	292	32%	595	537	(10)%
Provision for Unfunded Lending Commitments	—	(75)	(80)	(36)	32	83	—	100%	(155)	115	NM
Credit Reserve Build / (Release)	24	191	285	649	276	573	146	(49)%	500	995	99%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	90	424	426	935	385	824	438	3%	940	1,647	75%
Income (loss) from Continuing Operations before Taxes	4,501	3,755	4,566	(771)	10,522	4,173	2,278	(50)%	12,822	16,973	32%
Income Taxes (benefits)	1,184	1,313	1,410	(1,161)	3,424	1,332	584	(59)%	3,907	5,340	37%
Income from Continuing Operations	3,317	2,442	3,156	390	7,098	2,841	1,694	(46)%	8,915	11,633	30%
Net Income (loss) Attributable to Minority Interests	12	17	11	(22)	(3)	3	23	NM	40	23	(43)%
Net Income	$3,305	$2,425	$3,145	$412	$7,101	$2,838	$1,671	(47)%	$8,875	$11,610	31%

Average Assets (in billions of dollars)	$1,156	$1,077	$953	$963	$855	$812	$831	(13)%	$1,062	$833	(22)%
Return on Assets	1.15%	0.91%	1.31%	0.17%	3.37%	1.40%	0.80%		1.12%	1.86%

Revenue by Region
North America	$4,098	$4,018	$4,558	$474	$5,833	$2,554	$1,955	(57)%	$12,674	$10,342	(18)%
EMEA	2,617	2,917	2,348	1,801	5,065	3,415	3,043	30%	7,882	11,523	46%
Latin America	1,021	1,096	847	844	1,141	1,386	1,040	23%	2,964	3,567	20%
Asia	2,399	1,854	2,158	1,831	2,759	2,000	1,312	(39)%	6,411	6,071	(5)%
Total	$10,135	$9,885	$9,911	$4,950	$14,798	$9,355	$7,350	(26)%	$29,931	$31,503	5%

Income (loss) from Continuing Operations by Region
North America	$1,470	$707	$1,434	$(1,013)	$2,705	$184	$75	(95)%	$3,611	$2,964	(18)%
EMEA	474	675	450	303	2,498	1,096	856	90%	1,599	4,450	NM
Latin America	442	476	386	332	559	672	364	(6)%	1,304	1,595	22%
Asia	931	584	886	768	1,336	889	399	(55)%	2,401	2,624	9%
Total	$3,317	$2,442	$3,156	$390	$7,098	$2,841	$1,694	(46)%	$8,915	$11,633	30%

Average Loans by Region (in billions)
North America	$51	$48	$52	$51	$50	49	43	(17)%
EMEA	60	54	49	53	46	47	42	(14)%
Latin America	26	25	24	21	20	20	21	(13)%
Asia	39	37	36	35	30	28	27	(25)%
Total	$176	$164	$161	$160	$146	$144	$133	(17)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
INSTITUTIONAL CLIENTS GROUP
SECURITIES AND BANKING
(In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Net Interest Revenue	$2,750	$3,100	$2,670	$3,735	$3,168	$3,087	$3,050	14%	$8,520	$9,305	9%
Non-Interest Revenue	4,968	4,306	4,675	(1,269)	9,256	3,785	1,843	(61)%	13,949	14,884	7%
Total Revenues, Net of Interest Expense	7,718	7,406	7,345	2,466	12,424	6,872	4,893	(33)%	22,469	24,189	8%
Total Operating Expenses	4,284	4,371	3,667	3,477	2,817	3,270	3,493	(5)%	12,322	9,580	(22)%
Net Credit Losses	65	305	223	306	74	171	294	32%	593	539	(9)%
Provision for Unfunded Lending Commitments	—	(75)	(74)	(36)	32	83	—	100%	(149)	115	NM
Credit Reserve Build / (Release)	23	183	288	632	278	565	151	(48)%	494	994	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	88	413	437	902	384	819	445	2%	938	1,648	76%
Income (loss) from Continuing Operations before Taxes	3,346	2,622	3,241	(1,913)	9,223	2,783	955	(71)%	9,209	12,961	41%
Income Taxes (benefits)	840	969	1,003	(1,468)	3,029	916	200	(80)%	2,812	4,145	47%
Income (loss) from Continuing Operations	2,506	1,653	2,238	(445)	6,194	1,867	755	(66)%	6,397	8,816	38%
Net Income (loss) Attributable to Minority Interests	4	8	2	(27)	1	—	18	NM	14	19	36%
Net Income (Loss)	$2,502	$1,645	$2,236	$(418)	$6,193	$1,867	$737	(67)%	$6,383	$8,797	38%

Average Assets (in billions of dollars)	1,083	1,004	883	894	797	753	771	(13)%	990	774	(22)%
Return on Assets	0.93%	0.66%	1.01%	(0.19)%	3.15%	0.99%	0.38%		0.86%	1.52%

Revenue Details:
Investment Banking:
Advisory (1)	$284	$259	$265	$230	$227	$130	$186	(30)%	$808	$543	(33)%
Equity Underwriting	158	419	47	5	143	279	258	NM	624	680	9%
Debt Underwriting	388	657	306	227	612	751	719	NM	1,351	2,082	54%
Total Investment Banking	830	1,335	618	462	982	1,160	1,163	88%	2,783	3,305	19%
Lending	919	(155)	1,262	2,194	(329)	(928)	(699)	NM	2,026	(1,956)	NM
Equity Markets	1,161	1,526	550	(359)	1,604	1,101	446	(19)%	3,237	3,151	(3)%
Fixed Income Markets	4,732	4,439	4,756	468	10,221	5,573	3,945	(17)%	13,927	19,739	42%
Private Bank	633	593	563	520	499	477	520	(8)%	1,789	1,496	(16)%
Other Securities and Banking	(557)	(332)	(404)	(819)	(553)	(511)	(482)	(19)%	(1,293)	(1,546)	(20)%
Total Securities and Banking Revenues	$7,718	$7,406	$7,345	$2,466	$12,424	$6,872	$4,893	(33)%	$22,469	$24,189	8%

(1)    Certain of Citigroup’s Advisory activities are included within the Citi Holdings segment.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
INSTITUTIONAL CLIENTS GROUP
TRANSACTION SERVICES
(In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$1,295	$1,314	$1,422	$1,454	$1,406	$1,455	$1,393	(2)%	$4,031	$4,254	6%
Non-Interest Revenue	1,122	1,165	1,144	1,030	968	1,028	1,064	(7)%	3,431	3,060	(11)%
Total Revenues, Net of Interest Expense	2,417	2,479	2,566	2,484	2,374	2,483	2,457	(4)%	7,462	7,314	(2)%
Total Operating Expenses	1,260	1,335	1,252	1,309	1,074	1,088	1,141	(9)%	3,847	3,303	(14)%

Net Credit Losses	1	3	(2)	16	3	(3)	(2)	—	2	(2)	NM
Provision for Unfunded Lending Commitments	—	—	(6)	—	—	—		100%	(6)	—	100%
Credit Reserve Build / (Release)	1	8	(3)	17	(2)	8	(5)	(67)%	6	1	(83)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	2	11	(11)	33	1	5	(7)	36%	2	(1)	NM
Income (loss) from Continuing Operations before Taxes	1,155	1,133	1,325	1,142	1,299	1,390	1,323	—	3,613	4,012	11%
Income Taxes	344	344	407	307	395	416	384	(6)%	1,095	1,195	9%
Income (loss) from Continuing Operations	811	789	918	835	904	974	939	2%	2,518	2,817	12%
Net Income (loss) Attributable to Minority Interests	8	9	9	5	(4)	3	5	(44)%	26	4	(85)%
Net Income (Loss)	$803	$780	$909	$830	$908	$971	$934	3%	$2,492	$2,813	13%

Average Assets (in billions of dollars)	$73	$73	$70	$69	$58	$59	$60	(14)%	$72	$59	(18)%
Return on Assets	4.42%	4.30%	5.17%	4.79%	6.35%	6.60%	6.18%		4.62%	6.37%

Revenue Details
Treasury and Trade Solutions	$1,554	$1,623	$1,720	$1,754	$1,750	$1,793	$1,794	4%	4,897	5,337	9%
Security Services	863	856	846	730	624	690	663	(22)%	2,565	1,977	(23)%
Total	$2,417	$2,479	$2,566	$2,484	$2,374	$2,483	$2,457	(4)%	$7,462	$7,314	(2)%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$62	$52	$55	$78	$76	73	81	47%
EMEA	105	110	109	106	97	100	104	(5)%
Latin America	20	20	19	18	17	18	20	5%
Asia	96	93	90	90	88	97	109	21%
Total	$283	$275	$273	$292	$278	$288	$314	15%

EOP Assets Under Custody (in trillions of dollars)	$12.9	$12.8	$11.9	$10.7	$10.3	$11.1	$11.8	(1)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Revenues
Net interest revenue	$5,597	$5,929	$5,766	$5,167	$5,383	$4,495	$4,024	(30)%	17,292	13,902	(20)%
Non-interest revenue	(10,115)	(3,850)	(5,062)	(10,130)	(1,931)	11,255	2,670	NM	(19,027)	11,994	NM
Total revenues, net of interest expense	(4,518)	2,079	704	(4,963)	3,452	15,750	6,694	NM	(1,735)	25,896	NM

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	2,708	3,021	3,603	4,738	6,045	6,795	6,250	73%	9,332	19,090	NM
Credit Reserve Build / (Release)	1,466	2,100	3,224	4,654	1,694	2,711	338	(90)%	6,790	4,743	(30)%
Provision for loan losses	4,174	5,121	6,827	9,392	7,739	9,506	6,588	(4)%	16,122	23,833	48%
Provision for Benefits & Claims	274	258	273	591	319	294	310	14%	805	923	15%
Provision for unfunded lending commitments	—	(68)	(70)	(34)	28	52	—	100%	(138)	80	NM
Total provisions for credit losses and for benefits and claims	4,448	5,311	7,030	9,949	8,086	9,852	6,898	(2)%	16,789	24,836	48%

Total operating expenses	5,954	5,316	5,136	8,791	4,388	3,827	3,202	(38)%	16,406	11,417	(30)%

Income (Loss) from Continuing Operations before Income Taxes	(14,920)	(8,548)	(11,462)	(23,703)	(9,022)	2,071	(3,406)	70%	(34,930)	(10,357)	70%
Provision (benefits) for income taxes	(5,770)	(3,323)	(4,526)	(9,002)	(3,686)	712	(1,588)	65%	(13,619)	(4,562)	67%

Income (Loss) from Continuing Operations	(9,150)	(5,225)	(6,936)	(14,701)	(5,336)	1,359	(1,818)	74%	(21,311)	(5,795)	73%
Net Income (Loss) attributable to noncontrolling Minority
Interests (Minority Interest)	(30)	52	(109)	(285)	(13)	(37)	49	NM	(87)	(1)	99%
Citi Holding’s Net Income (Loss)	$(9,120)	$(5,277)	$(6,827)	$(14,416)	$(5,323)	$1,396	$(1,867)	73%	$(21,224)	$(5,794)	73%

Balance Sheet Data (in billions):

Total EOP Assets	$898	$833	$775	$715	$662	$649	$617	(20)%

Total EOP Deposits	$90	$84	$83	$83	$88	$88	$90	8%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$179	$230	$318	$497	$348	$168	$(56)	NM	$727	$460	(37)%
Non-Interest Revenue	2,211	2,237	1,776	975	1,353	12,171	726	(59)%	6,224	14,250	NM
Total Revenues, Net of Interest Expense	2,390	2,467	2,094	1,472	1,701	12,339	670	(68)%	6,951	14,710	NM
Total Operating Expenses	2,450	2,002	2,085	2,699	1,546	1,096	358	(83)%	6,537	3,000	(54)%
Net Credit Losses	10	—	1	(1)	2	1	—	(100)%	11	3	(73)%
Credit Reserve Build / (Release)	1	9	(3)	1	43	3	(11)	NM	7	35	NM
Provision for Benefits & Claims	52	45	58	50	41	34	38	(34)%	155	113	(27)%
Provision for Loan Losses and for Benefits and Claims	63	54	56	50	86	38	27	(52)%	173	151	(13)%
Income (loss) from Continuing Operations before Taxes	(123)	411	(47)	(1,277)	69	11,205	285	NM	241	11,559	NM
Income Taxes (benefits)	(9)	144	10	(417)	11	4,391	146	NM	145	4,548	NM
Income (loss) from Continuing Operations	(114)	267	(57)	(860)	58	6,814	139	NM	96	7,011	NM
Net Income (loss) Attributable to Minority Interests	(11)	49	(98)	(119)	(17)	6	16	NM	(60)	5	NM
Net Income (Loss)	$(103)	$218	$41	$(741)	$75	$6,808	$123	NM	$156	$7,006	NM

EOP Assets (in billions of dollars)	$68	$65	$62	$58	$52	$56	$59	(5)%

EOP Assets Reflecting the Sale of Nikko Cordial Securities (in billions of dollars)	$45	$44	$42	$36	$33	$37	$37	(12)%

EOP Deposits (in billions of dollars)	$54	$50	$53	$58	$59	$56	$60	13%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$4,596	$4,807	$4,612	$3,888	$3,890	$3,387	$3,453	(25)%	$14,015	$10,730	(23)%
Non-Interest Revenue	2,904	1,417	820	1,409	2,563	543	1,194	46%	5,141	4,300	(16)%
Total Revenues, Net of Interest Expense (1)	7,500	6,224	5,432	5,297	6,453	3,930	4,647	(14)%	19,156	15,030	(22)%
Total Operating Expenses	3,201	3,046	2,847	5,879	2,611	2,524	2,611	(8)%	9,094	7,746	(15)%
Net Credit Losses	2,647	2,982	3,487	4,035	4,532	5,156	4,929	41%	9,116	14,617	60%
Credit Reserve Build / (Release)	1,294	1,862	2,702	2,734	1,587	2,812	604	(78)%	5,858	5,003	(15)%
Provision for Benefits & Claims	222	213	215	541	278	260	272	27%	650	810	25%
Provision for Loan Losses and for Benefits and Claims	4,163	5,057	6,404	7,310	6,397	8,228	5,805	(9)%	15,624	20,430	31%
Income (loss) from Continuing Operations before Taxes	136	(1,879)	(3,819)	(7,892)	(2,555)	(6,822)	(3,769)	1%	(5,562)	(13,146)	NM
Income Taxes (benefits)	11	(673)	(1,534)	(3,004)	(1,136)	(2,629)	(1,670)	(9)%	(2,196)	(5,435)	NM
Income (loss) from Continuing Operations	125	(1,206)	(2,285)	(4,888)	(1,419)	(4,193)	(2,099)	8%	(3,366)	(7,711)	NM
Net Income (loss) Attributable to Minority Interests	4	8	1	(1)	5	5	13	NM	13	23	77%
Net Income (Loss)	$121	$(1,214)	$(2,286)	$(4,887)	$(1,424)	$(4,198)	$(2,112)	8%	$(3,379)	$(7,734)	NM
Average Assets (in billions of dollars)	$480	$478	$456	$431	$408	$398	$384	(16)%	$471	$397	(16)%
EOP Assets (in billions of dollars)	$484	$469	$451	$416	$396	$392	$376	(17)%

Net Credit Losses as a % of Average Loans	2.79%	3.16%	3.83%	4.54%	5.35%	6.26%	6.11%

North America Retail Partners Cards Supplemental Disclosure - Managed Basis (2)
Total GAAP Revenues	$1,881	$1,754	$912	$1,770	$1,527	$789	$1,441	58%	$4,547	$3,757	(17)%
Net Impact of Credit Card Securitization Activity (2), (3)	646	769	1,687	824	968	1,482	952	(44)%	3,102	3,402	10%
Total Managed Revenues	$2,527	$2,523	$2,599	$2,594	$2,495	$2,271	$2,393	(8)%	$7,649	$7,159	(6)%

(1)

For Retail Partners Cards, the first quarter of 2008, the second quarter of 2008 and the first quarter of 2009 include releases of $30 million, $23 million, and $213 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
LOCAL CONSUMER LENDING

(In millions of dollars, except branches)

								3Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)
International Key Indicators
Branches	1,315	1,190	1,171	1,154	865	810	671	(43)%
Average Loans (in billions of dollars)	$50.7	$51.3	$48.7	$42.9	$40.0	$40.4	$39.5	(19)%
EOP Loans (in billions of dollars)	$52.1	$51.7	$46.8	$43.0	$39.2	$40.3	$37.3	(20)%
Net Interest Revenue	$1,219	$1,149	$1,129	$807	$857	$718	$819	(27)%
As a % of Average Loans	9.67%	9.01%	9.22%	7.48%	8.69%	7.13%	8.23%	(11)%
Net Credit Losses	$662	$698	$737	$738	$832	$976	$973	32%
As a % of Average Loans	5.25%	5.47%	6.02%	6.84%	8.44%	9.69%	9.77%
Loans 90+ Days Past Due	$892	$987	$1,033	$1,152	$1,362	$1,535	$1,447	40%
As a % of EOP Loans	1.71%	1.91%	2.21%	2.68%	3.47%	3.81%	3.88%

North America Key Indicators - Retail Partners Cards (1)
EOP Open Accounts (in millions)	117.3	116.5	115.6	111.6	107.6	105.7	100.5	(13)%
Purchase Sales (in billions of dollars)	$28.2	$31.9	$30.6	$29.5	$23.4	$26.7	$25.8	(16)%
Average Managed Loans (in billions of dollars)
Securitized	$37.1	$36.2	$37.5	$35.4	$35.1	$37.3	$36.1	(4)%
Held for Sale	1.0	1.0	—	—	—	—	—	—
On Balance Sheet	29.5	29.4	29.2	30.5	28.6	23.6	23.7	(19)%
Total	$67.6	$66.6	$66.7	$65.9	$63.7	$60.9	$59.8	(10)%
EOP Managed Loans (in billions of dollars)	$66.2	$67.0	$66.5	$66.4	$61.1	$60.4	$58.2	(12)%
Managed Average Yield (2)	15.97%	15.97%	16.26%	16.26%	17.53%	18.56%	18.54%
Managed Net Interest Revenue (3)	$2,232	$2,256	$2,354	$2,279	$2,277	$2,271	$2,337	(1)%
As a % of Avg. Managed Loans	13.28%	13.62%	14.04%	13.76%	14.50%	14.96%	15.50%
Managed Net Credit Losses	$1,194	$1,290	$1,458	$1,622	$1,958	$2,150	$2,004	37%
As a % of Avg. Managed Loans	7.10%	7.79%	8.70%	9.79%	12.47%	14.16%	13.30%
Managed Net Credit Margin (4)	$1,305	$1,204	$1,118	$937	$507	$90	$353	(68)%
As a % of Avg. Managed Loans	7.76%	7.27%	6.67%	5.66%	3.23%	0.59%	2.34%
Managed Loans 90+ Days Past Due	$1,556	$1,609	$1,725	$2,130	$2,289	$2,131	$2,104	22%
As a % of EOP Managed Loans	2.35%	2.40%	2.59%	3.21%	3.75%	3.53%	3.62%

North America Key Indicators (ex Cards)
Branches	2,517	2,526	2,449	2,347	2,341	2,332	2,300	(6)%
Average Loans (in billions of dollars)	$301.4	$298.8	$284.6	$280.6	$275.0	$266.7	$256.4	(10)%
EOP Loans (in billions of dollars)	$300.1	$285.4	$283.8	$276.2	$270.5	$260.3	$251.8	(11)%
Net Interest Revenue	$2,629	$2,759	$2,610	$2,124	$2,149	$1,853	$1,728	(34)%
As a % of Average Loans	3.51%	3.71%	3.65%	3.01%	3.17%	2.79%	2.67%
Net Credit Losses	$1,502	$1,719	$2,104	$2,537	$2,799	$3,308	$3,089	47%
As a % of Average Loans	2.00%	2.31%	2.94%	3.60%	4.13%	4.98%	4.78%
Loans 90+ Days Past Due	$7,216	$7,992	$9,451	$11,128	$13,345	$14,034	$16,206	71%
As a % of EOP Loans	2.40%	2.80%	3.33%	4.03%	4.93%	5.39%	6.44%

(1)         Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(2)   Managed Average Yield is gross interest revenue earned divided by average managed loans.

(3)   Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)   Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
LOCAL CONSUMER LENDING

North America
(In millions of dollars)

								3Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)
KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$221.7	$217.4	$206.9	$201.8	$197.7	$191.7	$183.7	(11)%
EOP Loans (in billions of dollars)	$219.5	$209.0	$203.7	$198.6	$194.5	$186.3	$180.1	(12)%
Third Party Mortgage Servicing Portfolio (EOP, in billions)	$646.9	$654.4	$653.1	$653.8	$599.2	$581.2	$571.2	(13)%
Net Servicing & Gain/(Loss) on Sale	$203.7	$(362.7)	$39.9	$24.5	$228.6	$58.4	$(22.9)	NM
Net Interest Revenue on Loans	$1,215	$1,290	$1,207	$806	$911	$727	$653	(46)%
As a % of Avg. Loans	2.20%	2.39%	2.32%	1.59%	1.87%	1.52%	1.41%
Net Credit Losses	$887	$1,091	$1,405	$1,669	$1,937	$2,436	$2,225	58%
As a % of Avg. Loans	1.61%	2.02%	2.70%	3.29%	3.97%	5.10%	4.81%
Loans 90+ Days Past Due	$5,654	$6,457	$7,766	$9,324	$11,475	$12,140	$14,170	82%
As a % of EOP Loans	2.58%	3.09%	3.81%	4.69%	5.90%	6.52%	7.87%

Auto Loans
Average Loans (in billions of dollars)	$21.2	$21.0	$20.1	$19.2	$18.0	$16.8	$15.6	(22)%
EOP Loans (in billions of dollars)	$21.4	$20.4	$19.7	$18.6	$17.3	$16.2	$15.0	(24)%
Net Interest Revenue on Loans	$395	$395	$376	$353	$314	$295	$284	(24)%
As a % of Avg. Loans	7.49%	7.57%	7.44%	7.31%	7.07%	7.04%	7.22%
Net Credit Losses	$228	$196	$259	$359	$301	$238	$260	0%
As a % of Avg. Loans	4.33%	3.75%	5.13%	7.44%	6.78%	5.68%	6.61%
Loans 90+ Days Past Due	$215	$265	$350	$345	$256	$241	$274	(22)%
As a % of EOP Loans	1.00%	1.30%	1.78%	1.85%	1.48%	1.49%	1.83%

Student Loans
Average Loans (in billions of dollars)	$24.0	$24.9	$23.0	$25.7	$26.5	$26.6	$26.3	14%
EOP Loans (in billions of dollars)	$24.5	$21.4	$25.7	$25.6	$26.7	$26.6	$26.5	3%
Net Interest Revenue on Loans	$93	$124	$88	$49	$102	$61	$68	(23)%
As a % of Avg. Loans	1.56%	2.00%	1.52%	0.76%	1.56%	0.92%	1.03%
Net Credit Losses	$13	$16	$18	$23	$20	$27	$26	44%
As a % of Avg. Loans	0.22%	0.26%	0.31%	0.36%	0.31%	0.41%	0.39%
Loans 90+ Days Past Due	$796	$699	$662	$703	$829	$863	$860	30%
As a % of EOP Loans	3.25%	3.27%	2.58%	2.75%	3.10%	3.24%	3.25%

Personal Loans & Other
Average Loans (in billions of dollars)	$19.3	$20.6	$22.7	$22.2	$21.3	$20.4	$19.8	(13)%
EOP Loans (in billions of dollars)	$19.4	$22.5	$23.0	$21.9	$20.6	$20.1	$19.3	(16)%
Net Interest Revenue on Loans	$785	$806	$816	$791	$713	$671	$671	(18)%
As a % of Avg. Loans	16.36%	15.74%	14.30%	14.17%	13.58%	13.19%	13.45%
Net Credit Losses	$373	$414	$413	$474	$536	$568	$510	23%
As a % of Avg. Loans	7.77%	8.08%	7.24%	8.49%	10.21%	11.17%	10.22%
Loans 90+ Days Past Due	$516	$515	$604	$685	$668	$616	$645	7%
As a % of EOP Loans	2.66%	2.29%	2.63%	3.13%	3.24%	3.06%	3.34%

Commercial Real Estate
Average Loans (in billions of dollars)	$15.0	$15.0	$11.9	$11.7	$11.4	$11.2	$11.0	(8)%
EOP Loans (in billions of dollars)	$15.2	$12.1	$11.8	$11.5	$11.3	$11.1	$10.8	(8)%
Net Interest Revenue on Loans	$57	$62	$39	$35	$44	$30	$33	(15)%
As a % of Avg. Loans	1.53%	1.66%	1.30%	1.19%	1.57%	1.07%	1.19%
Net Credit Losses	$2	$2	$10	$12	$6	$39	$67	NM
As a % of Avg. Loans	0.05%	0.05%	0.33%	0.41%	0.21%	1.40%	2.42%
Loans 90+ Days Past Due	$36	$56	$69	$71	$117	$174	$257	NM
As a % of EOP Loans	0.24%	0.46%	0.58%	0.62%	1.04%	1.57%	2.38%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$822	$892	$836	$782	$1,145	$940	$627	(25)%	$2,550	$2,712	6%
Non-Interest Revenue	(15,230)	(7,504)	(7,658)	(12,514)	(5,847)	(1,459)	750	NM	(30,392)	(6,556)	78%
Total Revenues, Net of Interest Expense	(14,408)	(6,612)	(6,822)	(11,732)	(4,702)	(519)	1,377	NM	(27,842)	(3,844)	86%
Total Operating Expenses	303	268	204	213	231	207	233	14%	775	671	(13)%

Net Credit Losses	51	39	115	704	1,511	1,638	1,321	NM	205	4,470	NM

Provision for Unfunded Lending Commitments	—	(68)	(70)	(34)	28	52	—	100%	(138)	80	NM
Credit Reserve Build / (Release)	171	229	525	1,919	64	(104)	(255)	NM	925	(295)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	222	200	570	2,589	1,603	1,586	1,066	87%	992	4,255	NM
Income (loss) from Continuing Operations before Taxes	(14,933)	(7,080)	(7,596)	(14,534)	(6,536)	(2,312)	78	NM	(29,609)	(8,770)	70%
Income Taxes (benefits)	(5,772)	(2,794)	(3,002)	(5,581)	(2,561)	(1,050)	(64)	98%	(11,568)	(3,675)	68%
Income (loss) from Continuing Operations	(9,161)	(4,286)	(4,594)	(8,953)	(3,975)	(1,262)	142	NM	(18,041)	(5,095)	72%
Net Income (loss) Attributable to Minority Interests	(23)	(5)	(12)	(165)	(1)	(48)	20	NM	(40)	(29)	28%
Net Income (Loss)	$(9,138)	$(4,281)	$(4,582)	$(8,788)	$(3,974)	$(1,214)	$122	NM	$(18,001)	$(5,066)	72%

EOP Assets (in billions of dollars)	$346	$299	$261	$241	$214	$201	$182	(30)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2008	2009	2009 (5)	2008	2009	2009 (5)	2008		2009		2009 (5)
Assets:

Deposits with Banks (6)	$65,667	$168,631	$196,686	$792	$377	$313	4.80%		0.90%		0.63%
Fed Funds Sold and Resale Agreements (7)	230,986	192,904	211,546	2,215	794	728	3.81%		1.65%		1.37%
Trading Account Assets (8)	361,233	254,802	267,916	4,137	2,921	2,654	4.56%		4.60%		3.93%
Investments (1)	224,248	258,365	263,224	2,597	3,435	3,283	4.61%		5.33%		4.95%
Consumer Loans	509,180	459,625	450,193	11,464	8,646	8,685	8.96%		7.55%		7.65%
Corporate Loans	209,742	196,316	188,488	4,064	3,283	2,916	7.71%		6.71%		6.14%
Total Loans (net of Unearned Income)	718,922	655,941	638,681	15,528	11,929	11,601	8.59%		7.29%		7.21%
Other Interest-Earning Assets	91,182	57,416	43,869	861	215	99	3.76%		1.50%		0.90%

Total Average Interest-Earning Assets	$1,692,238	$1,588,059	$1,621,922	$26,130	$19,671	$18,678	6.14%		4.97%		4.57%

Liabilities:

Deposits	$680,794	$659,225	$699,120	$4,915	$2,840	$2,298	2.87%		1.73%		1.30%
Fed Funds Purchased and Repurchase Agreements (7)	259,249	208,294	203,943	2,721	931	772	4.18%		1.79%		1.50%
Trading Account Liabilities (8)	72,067	56,244	60,635	285	69	43	1.57%		0.49%		0.28%
Short-Term Borrowings	194,895	171,499	139,459	924	315	350	1.89%		0.74%		1.00%
Long-Term Debt (9)	360,163	325,642	347,594	3,881	2,687	3,217	4.29%		3.31%		3.67%

Total Average Interest-Bearing Liabilities	$1,567,168	$1,420,904	$1,450,751	$12,726	$6,842	$6,680	3.23%		1.93%		1.83%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$13,404	$12,829	$11,998	3.15%		3.24%		2.93%

3Q09 Increase (Decrease) From							(22	)bps	(31	)bps

(1)   Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $51 million for the 2008 third quarter, $82 million for the 2009 second quarter and $387 million for the 2009 third quarter.

(2)   Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)   Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)   Average Rate % is calculated as annualized interest over average volumes.

(5)   Preliminary

(6)   Beginning with the fourth quarter of 2008, Deposits held with the Federal Reserve are interest-earning and are classified as Deposits with Banks.

(7)   Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(8)   Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(9)   Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

								September 30, 2009
								vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	December 31, 2008
	2008	2008	2008	2008	2009	2009	2009	Inc (Decr)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$125.8	$123.7	$123.6	$127.6	$131.0	$139.1	$144.7	13%
EMEA	11.6	12.0	10.5	8.9	8.5	9.3	9.8	10%
Latin America	41.1	41.6	38.7	35.3	35.3	36.7	36.5	3%
Asia	98.7	96.7	89.6	86.8	84.2	89.2	94.2	9%
Total	$277.2	$274.0	$262.4	$258.6	$259.0	$274.3	$285.2	10%

ICG
Securities and Banking	$168.2	$125.3	$112.3	$123.3	$124.7	$117.9	$120.5	(2)%
Transaction Services	279.7	281.7	307.9	290.9	276.4	309.5	321.9	11%
Total	$447.9	$407.0	$420.2	$414.2	$401.1	$427.4	$442.4	7%

Total Citicorp	$725.1	$681.0	$682.6	$672.8	$660.1	$701.7	$727.6	8%

Citi Holdings Deposits

Brokerage and Asset Management	$54.1	$49.7	$52.8	$57.9	$58.6	$56.3	$59.7	3%
Local Consumer Lending	35.9	33.8	30.2	25.1	29.7	31.5	30.4	21%

Total Citi Holdings	$90.0	$83.5	$83.0	$83.0	$88.3	$87.8	$90.1	9%

Corporate/Other Deposits	$0.3	$23.4	$14.7	$18.4	$14.3	$15.2	$14.9	(19)%

Deposits Related to Discontinued Operations	$15.8	$15.7	$—	$—	$—	$—	$—	—

Total Citigroup Deposits	$831.2	$803.6	$780.3	$774.2	$762.7	$804.7	$832.6	8%

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOAN DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Loans 90 Days Past Due (1)							EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q
	2008	2008	2008	2008	2009	2009	2009	2009
Citicorp
Total	$1,612	$1,742	$1,634	$1,710	$1,898	$2,218	$1,909	$124.3
Ratio	1.25%	1.32%	1.29%	1.41%	1.68%	1.89%	1.54%

Retail Bank
Total	$621	$647	$616	$584	$692	$831	$749	$80.0
Ratio	0.76%	0.77%	0.77%	0.77%	0.96%	1.10%	0.94%
North America	$37	$54	$54	$84	$99	$97	$93	$7.5
Ratio	1.48%	1.47%	1.10%	1.29%	1.41%	1.35%	1.24%
EMEA	$33	$46	$35	$47	$58	$70	$62	$5.7
Ratio	0.48%	0.61%	0.48%	0.75%	1.06%	1.23%	1.09%
Latin America	$331	$310	$323	$239	$280	$360	$324	$17.7
Ratio	2.03%	1.79%	1.89%	1.52%	1.82%	2.18%	1.83%
Asia	$220	$237	$204	$214	$255	$304	$270	$49.1
Ratio	0.39%	0.43%	0.40%	0.45%	0.57%	0.66%	0.55%

Citi-Branded Cards
Total	$991	$1,095	$1,018	$1,126	$1,206	$1,387	$1,160	$44.3
Ratio	2.10%	2.29%	2.20%	2.47%	2.95%	3.29%	2.61%
North America	$174	$171	$118	$263	$286	$248	$241	$12.4
Ratio	1.35%	1.47%	0.94%	1.84%	2.38%	2.21%	1.94%
EMEA	$20	$19	$35	$36	$56	$94	$85	$3.0
Ratio	0.75%	0.61%	1.12%	1.28%	2.22%	3.35%	2.83%
Latin America	$542	$631	$603	$566	$554	$695	$519	$11.9
Ratio	3.74%	4.10%	4.31%	4.80%	5.04%	5.89%	4.36%
Asia	$255	$274	$262	$261	$310	$350	$315	$17.0
Ratio	1.49%	1.53%	1.57%	1.57%	2.04%	2.15%	1.85%

Citi Holdings - Local Consumer Lending	$8,744	$9,677	$11,294	$13,297	$15,663	$16,486	$18,538	$310.8
Ratio	2.31%	2.65%	3.13%	3.81%	4.70%	5.10%	5.96%

International	$892	$987	$1,033	$1,152	$1,362	$1,535	$1,447	$37.3
Ratio	1.71%	1.91%	2.21%	2.68%	3.47%	3.81%	3.88%
North America Retail Partners Cards	$636	$698	$810	$1,017	$956	$917	$885	$21.7
Ratio	2.39%	2.52%	2.73%	3.38%	4.09%	4.06%	4.08%
North America (excluding Cards)	$7,216	$7,992	$9,451	$11,128	$13,345	$14,034	$16,206	$251.8
Ratio	2.40%	2.80%	3.33%	4.03%	4.93%	5.39%	6.44%

Total Citigroup (excluding Special Asset Pool)	$10,356	$11,419	$12,928	$15,007	$17,561	$18,704	$20,447	$435.1
Ratio	2.04%	2.30%	2.66%	3.19%	3.93%	4.24%	4.70%

(1)	The ratio of 90 days or more past due is calculated based on end-of-period loans, net of unearned income.
This table presents consumer credit information on a held basis.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period	$16,117	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940		$16,117	$29,616

Gross Credit (Losses)	(4,100)	(4,769)	(5,343)	(6,548)	(7,660)	(8,773)	(8,449)	(58)%	(14,212)	(24,882)	(75)%
Gross Recoveries	462	459	423	405	378	418	480	13%	1,344	1,276	(5)%
Net Credit (Losses) / Recoveries (NCL’s)	(3,638)	(4,310)	(4,920)	(6,143)	(7,282)	(8,355)	(7,969)	(62)%	(12,868)	(23,606)	(83)%
NCL’s	3,638	4,310	4,920	6,143	7,282	8,355	7,969	62%	12,868	23,606	83%
Net Reserve Builds / (Releases)	1,804	2,543	3,422	3,528	2,262	2,921	113	(97)%	7,769	5,296	(32)%
Net Specific Reserve Builds / (Releases)	135	130	601	2,500	371	957	689	15%	866	2,017	NM
Provision for Loan Losses	5,577	6,983	8,943	12,171	9,915	12,233	8,771	(2)%	21,503	30,919	44%
Other (2)	201	(153)	(795)	(417)	(546)	359	(326)		(747)	(513)
Allowance for Loan Losses at End of Period (1) (a)	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940	$36,416		$24,005	$36,416
Corporate Allowance for Unfunded Lending Commitments (3) (a)	$1,250	$1,107	$957	$887	$947	$1,082	$1,074		$957	$1,074
Provision for Unfunded Lending Commitments	$—	$(143)	$(150)	$(70)	$60	$135	$—		$(293)	$195

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$19,507	$21,884	$24,962	$30,503	$32,650	$37,022	$37,490		$24,962	$37,490
Total Allowance for Loan Losses as a Percentage of Total Loans	2.31%	2.78%	3.35%	4.27%	4.82%	5.60%	5.85%

Allowance for Loan Losses at End of Period (1):
Citicorp	$5,461	$6,143	$6,651	$7,684	$8,520	$10,046	$10,286
Citi Holdings	12,796	14,634	17,354	21,932	23,183	25,894	26,130
Total Citigroup	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940	$36,416

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio. Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million, $2,180 million, $2,760 million, $3,810 million and $4,587 million as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively.

(2)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The 2009 third quarter includes a reduction of $562 million related to the transfer of the U.K Cards portfolio to held-for-sale.

(3)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period	$12,493	$14,452	$16,542	$19,086	$22,204	$24,036	$27,969		$12,493	$22,204

Net Credit (Losses) / Recoveries (NCL’s)	(3,538)	(3,948)	(4,598)	(5,077)	(5,711)	(6,607)	(6,428)	(40)%	(12,084)	(18,746)	(55)%
NCL’s	3,538	3,948	4,598	5,077	5,711	6,607	6,428	40%	12,084	18,746	55%
Net Reserve Builds / (Releases)	1,788	2,213	3,121	2,781	1,739	2,401	128	(96)%	7,122	4,268	(40)%
Net Specific Reserve Builds / (Releases)	(1)	33	112	734	560	1,002	765	NM	144	2,327	NM
Provision for Loan Losses	5,325	6,194	7,831	8,592	8,010	10,010	7,321	(7)%	19,350	25,341	31%
Other (3) (4)	172	(156)	(689)	(397)	(467)	530	(442)		(673)	(379)	44%
Allowance for Loan Losses at End of Period (1) (2) (a)	$14,452	$16,542	$19,086	$22,204	$24,036	$27,969	$28,420		$19,086	$28,420

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$3,624	$3,805	$4,235	$4,919	$7,412	$7,667	$7,971		$3,624	$7,412

Net Credit (Losses) / Recoveries (NCL’s)	(100)	(362)	(322)	(1,066)	(1,571)	(1,748)	(1,541)	NM	(784)	(4,860)	NM
NCL’s	100	362	322	1,066	1,571	1,748	1,541	NM	784	4,860	NM
Net Reserve Builds / (Releases)	16	330	301	747	523	520	(15)	NM	647	1,028	59%
Net Specific Reserve Builds / (Releases)	136	97	489	1,766	(189)	(45)	(76)	NM	722	(310)	NM
Provision for Loan Losses	252	789	1,112	3,579	1,905	2,223	1,450	30%	2,153	5,578	NM
Other (3)	29	3	(106)	(20)	(79)	(171)	116		(74)	(134)
Allowance for Loan Losses at End of Period (1) (a)	$3,805	$4,235	$4,919	$7,412	$7,667	$7,971	$7,996		$4,919	$7,996
Corporate Allowance for Unfunded Lending Commitments (5) (a)	$1,250	$1,107	$957	$887	$947	$1,082	$1,074		$957	$1,074
Provision for Unfunded Lending Commitments	$—	$(143)	$(150)	$(70)	$60	$135	$—		$(293)	$195

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$5,055	$5,342	$5,876	$8,299	$8,614	$9,053	$9,070		$5,876	$9,070

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million, $2,180 million, $2,760 million, $3,810 million and $4,587 million as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)	The 2009 third quarter includes a reduction of $562 million related to the transfer of the U.K Cards portfolio to held-for-sale.

(5)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1
CITICORP
(In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)

Citicorp
Net Credit Losses	$929	$1,289	$1,317	$1,406	$1,237	$1,560	$1,718	30%	$3,535	$4,515	28%
Credit Reserve Build / (Release)	474	573	799	1,373	940	1,165	465	(42)%	1,846	2,570	39%

Consumer Banking
Net Credit Losses	$863	$981	$1,096	$1,084	$1,160	$1,392	$1,426	30%	$2,940	$3,978	35%
Credit Reserve Build / (Release)	450	382	514	724	664	592	319	(38)%	1,346	1,575	17%
North America Consumer Banking
Net Credit Losses	145	136	144	190	258	305	280	94%	425	843	98%
Credit Reserve Build / (Release)	169	126	(9)	177	242	130	30	NM	286	402	41%
Retail Banking
Net Credit Losses	25	27	35	58	56	86	79	NM	87	221	NM
Credit Reserve Build / (Release)	17	—	36	84	21	20	29	(19)%	53	70	32%
Citi-Branded Cards
Net Credit Losses	120	109	109	132	202	219	201	84%	338	622	84%
Credit Reserve Build / (Release)	152	126	(45)	93	221	110	1	NM	233	332	42%
EMEA Consumer Banking
Net Credit Losses	47	48	55	87	89	121	139	NM	150	349	NM
Credit Reserve Build / (Release)	16	15	33	11	72	158	67	NM	64	297	NM
Retail Banking
Net Credit Losses	30	31	36	63	60	74	84	NM	97	218	NM
Credit Reserve Build / (Release)	8	8	16	(8)	36	86	38	NM	32	160	NM
Citi-Branded Cards
Net Credit Losses	17	17	19	24	29	47	55	NM	53	131	NM
Credit Reserve Build / (Release)	8	7	17	19	36	72	29	71%	32	137	NM
Latin America Consumer Banking
Net Credit Losses	466	555	640	544	541	612	656	3%	1,661	1,809	9%
Credit Reserve Build / (Release)	237	157	301	421	166	154	141	(53)%	695	461	(34)%
Retail Banking
Net Credit Losses	100	128	147	113	112	140	113	(23)%	375	365	(3)%
Credit Reserve Build / (Release)	(16)	26	14	105	7	32	60	NM	24	99	NM
Citi-Branded Cards
Net Credit Losses	366	427	493	431	429	472	543	10%	1,286	1,444	12%
Credit Reserve Build / (Release)	253	131	287	316	159	122	81	(72)%	671	362	(46)%
Asia Consumer Banking
Net Credit Losses	205	242	257	263	272	354	351	37%	704	977	39%
Credit Reserve Build / (Release)	28	84	189	115	184	150	81	(57)%	301	415	38%
Retail Banking
Net Credit Losses	70	95	99	101	95	114	103	4%	264	312	18%
Credit Reserve Build / (Release)	4	43	29	34	92	46	(20)	NM	76	118	55%
Citi-Branded Cards
Net Credit Losses	135	147	158	162	177	240	248	57%	440	665	51%
Credit Reserve Build / (Release)	24	41	160	81	92	104	101	(37)%	225	297	32%

Institutional Clients Group (ICG)
Net Credit Losses	66	308	221	322	77	168	292	32%	595	537	(10)%
Credit Reserve Build / (Release)	24	191	285	649	276	573	146	(49)%	500	995	99%
Securities and Banking
Net Credit Losses	65	305	223	306	74	171	294	32%	593	539	(9)%
Credit Reserve Build / (Release)	23	183	288	632	278	565	151	(48)%	494	994	NM
Transaction Services
Net Credit Losses	1	3	(2)	16	3	(3)	(2)	—	2	(2)	NM
Credit Reserve Build / (Release)	1	8	(3)	17	(2)	8	(5)	(67)%	6	1	(83)%

Total Citicorp Provision for Loan Losses	$1,403	$1,862	$2,116	$2,779	$2,177	$2,725	$2,183	3%	$5,381	$7,085	32%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2
CITI HOLDINGS / TOTAL CITIGROUP
(In millions of dollars)

								3Q09 vs.	Nine	Nine	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)	2008	2009	(Decrease)
Citi Holdings
Net Credit Losses	$2,708	$3,021	$3,603	$4,738	$6,045	$6,795	$6,250	73%	$9,332	$19,090	NM
Credit Reserve Build / (Release)	1,466	2,100	3,224	4,654	1,694	2,711	338	(90)%	6,790	4,743	(30)%

Brokerage and Asset Management
Net Credit Losses	10	—	1	(1)	2	1	—	(100)%	11	3	(73)%
Credit Reserve Build / (Release)	1	9	(3)	1	43	3	(11)	NM	7	35	NM
Local Consumer Lending
Net Credit Losses	2,647	2,982	3,487	4,035	4,532	5,156	4,929	41%	9,116	14,617	60%
Credit Reserve Build / (Release)	1,294	1,862	2,702	2,734	1,587	2,812	604	(78)%	5,858	5,003	(15)%
Special Asset Pool
Net Credit Losses	51	39	115	704	1,511	1,638	1,321	NM	205	4,470	NM
Credit Reserve Build / (Release)	171	229	525	1,919	64	(104)	(255)	NM	925	(295)	NM

Total Citi Holdings Provision for Loan Losses	$4,174	$5,121	$6,827	$9,392	$7,739	$9,506	$6,588	(4)%	$16,122	$23,833	48%

Total Citicorp Provision for Loan Losses from Prior Page	$1,403	$1,862	$2,116	$2,779	$2,177	$2,725	$2,183	3%	$5,381	$7,085	32%

Corporate / Other	—	—	—	—	(1)	2	—	—	—	1	—

Total Citigroup Provision for Loan Losses	$5,577	$6,983	$8,943	$12,171	$9,915	$12,233	$8,771	(2)%	$21,503	$30,919	44%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

								3Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$467	$544	$851	$2,660	$3,789	$3,499	$5,263	NM
EMEA	1,248	1,557	1,406	6,330	6,479	7,690	7,969	NM
Latin America	68	74	125	229	300	230	416	NM
Asia	160	40	357	513	639	1,013	1,128	NM
Total	$1,943	$2,215	$2,739	$9,732	$11,207	$12,432	$14,776	NM

Consumer Non-Accrual Loans By Region (2)
North America	$5,618	$6,400	$7,941	$9,617	$11,687	$12,154	$14,609	84%
EMEA	775	856	904	948	1,128	1,356	1,314	45%
Latin America	1,296	1,441	1,343	1,290	1,338	1,520	1,342	—
Asia	703	714	616	710	751	784	643	4%
Total	$8,392	$9,411	$10,804	$12,565	$14,904	$15,814	$17,908	66%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$546	$487	$404	$337	$272	$258	$258	(36)%
Regional Consumer Banking	33	25	21	34	35	33	26	24%
Brokerage and Asset Management	1	1	1	1	1	1	1	—
Local Consumer Lending	885	1,009	1,091	1,021	853	662	579	(47)%
Special Asset Pool	—	—	—	—	—	1	5	—
Corporate/Other	88	88	85	40	41	14	15	(82)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,553	$1,610	$1,602	$1,433	$1,202	$969	$884	(45)%

OREO By Region:
North America	$1,483	$1,528	$1,525	$1,349	$1,115	$789	$682	(55)%
EMEA	48	63	61	66	65	97	105	72%
Latin America	19	17	14	16	20	29	40	NM
Asia	3	2	2	2	2	54	57	NM
Total	$1,553	$1,610	$1,602	$1,433	$1,202	$969	$884	(45)%

Other Repossed Assets (4)	$107	$94	$81	$78	$78	$72	$76	(6)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,943	$2,215	$2,739	$9,732	$11,207	$12,432	$14,776	NM
Consumer Non-Accrual Basis Loans	8,392	9,411	10,804	12,565	14,904	15,814	17,908	66%
Non-Accrual Loans (NAL)	10,335	11,626	13,543	22,297	26,111	28,246	32,684	NM
OREO	1,553	1,610	1,602	1,433	1,202	969	884	(45)%
Other Repossessed Assets	107	94	81	78	78	72	76	(6)%
Non-Accrual Assets (NAA)	$11,995	$13,330	$15,226	$23,808	$27,391	$29,287	$33,644	NM

NAL as a % of Total Loans	1.31%	1.56%	1.89%	3.21%	3.97%	4.40%	5.25%
NAA as a % of Total Assets	0.55%	0.63%	0.74%	1.23%	1.50%	1.58%	1.78%

Allowance for Loan Losses as a % of NAL	177%	179%	177%	133%	121%	127%	111%

(1)          Corporate loans are placed on non-accrual status based upon a review by the Company's Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Credit card loans accrue interest until 180 days past due, at which time they are charged off.

(2)          Excludes SOP 3-03 purchased distressed loans.

(3)          Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)          Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)          There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

								3Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$51	$103	$180	$390	$690	$716	$992	NM
EMEA	100	124	115	504	548	1,752	1,472	NM
Latin America	21	22	37	68	89	80	150	NM
Asia	149	31	273	402	498	497	385	41%
Total	$321	$280	$605	$1,364	$1,825	$3,045	$2,999	NM

Consumer Non-Accrual Loans By Region (2)
North America	$241	$247	$71	$119	$154	$177	$262	NM
EMEA	152	150	155	129	174	170	251	62%
Latin America	1,285	1,429	1,331	1,281	1,331	1,512	1,310	(2)%
Asia	317	332	246	300	345	410	309	26%
Total	$1,995	$2,158	$1,803	$1,829	$2,004	$2,269	$2,132	18%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$546	$487	$404	$337	$272	$258	$258	(36)%
Regional Consumer Banking	33	25	21	34	35	33	26	24%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$579	$512	$425	$371	$307	$291	$284	(33)%

OREO By Region:
North America	$558	$494	$410	$354	$286	$193	$173	(58)%
EMEA	—	—	—	—	—	16	15	—
Latin America	18	16	13	15	19	28	39	NM
Asia	3	2	2	2	2	54	57	NM
Total	$579	$512	$425	$371	$307	$291	$284	(33)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$321	$280	$605	$1,364	$1,825	$3,045	$2,999	NM
Consumer Non-Accrual Basis Loans	1,995	2,158	1,803	1,829	2,004	2,269	2,132	18%
Non-Accrual Loans (NAL)	2,316	2,438	2,408	3,193	3,829	5,314	5,131	NM
OREO	579	512	425	371	307	291	284	(33)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$2,895	$2,950	$2,833	$3,564	$4,136	$5,605	$5,415	91%

NAA as a % of Total Assets	0.24%	0.25%	0.24%	0.36%	0.43%	0.57%	0.53%

Allowance for Loan Losses as a % of NAL	236%	252%	276%	241%	223%	189%	0%

N/A           Not Available at the Citicorp level.  See “Non-Performing Assets -  Page 1” (on page 33) for Total Citigroup balances.

(1)                    Corporate loans are placed on non-accrual status based upon a review by the Company's Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Credit card loans accrue interest until 180 days past due, at which time they are charged off.

(2)                    Excludes SOP 3-03 purchased distressed loans.

(3)                    Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)                    Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)                    There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

								3Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q08 Increase/
	2008	2008	2008	2008	2009	2009	2009	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$416	$441	$671	$2,270	$3,099	$2,783	$4,271	NM
EMEA	1,148	1,433	1,291	5,826	5,931	5,938	6,497	NM
Latin America	47	52	88	161	211	150	266	NM
Asia	11	9	84	111	141	516	743	NM
Total	$1,622	$1,935	$2,134	$8,368	$9,382	$9,387	$11,777	NM

Consumer Non-Accrual Loans By Region (2)
North America	$5,377	$6,153	$7,870	$9,498	$11,533	$11,977	$14,347	82%
EMEA	623	706	749	819	954	1,186	1,063	42%
Latin America	11	12	12	9	7	8	32	NM
Asia	386	382	370	410	406	374	334	(10)%
Total	$6,397	$7,253	$9,001	$10,736	$12,900	$13,545	$15,776	75%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$1	$1	$1	$1	$1	$1	$1	—
Local Consumer Lending	885	1,009	1,091	1,021	853	662	$579	(47)%
Special Asset Pool	—	—	—	—	—	1	5	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$886	$1,010	$1,092	$1,022	$854	$664	$585	(46)%

OREO By Region:
North America	$837	$946	$1,030	$955	$788	$582	$494	(52)%
EMEA	48	63	61	66	65	81	90	48%
Latin America	1	1	1	1	1	1	1	—
Asia	—	—	—	—	—	—	—	—
Total	$886	$1,010	$1,092	$1,022	$854	$664	$585	(46)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,622	$1,935	$2,134	$8,368	$9,382	$9,387	$11,777	NM
Consumer Non-Accrual Basis Loans	6,397	7,253	9,001	10,736	12,900	13,545	15,776	75%
Non-Accrual Loans (NAL)	8,019	9,188	11,135	19,104	22,282	22,932	27,553	NM
OREO	886	1,010	1,092	1,022	854	664	585	(46)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$8,905	$10,198	$12,227	$20,126	$23,136	$23,596	$28,138	NM

NAA as a % of Total Assets	0.99%	1.22%	1.58%	2.81%	3.49%	3.64%	4.56%

Allowance for Loan Losses as a % of NAL	160%	159%	156%	115%	104%	113%	132%

N/A	Not Available at the Citi Holdings level. See “Non-Performing Assets - Page 1” (on page 33) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by the Company’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Credit card loans accrue interest until 180 days past due, at which time they are charged off.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM	Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS PAGE 1 (In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of the Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2008	2008	2008	2008	2009	2009	2009

For Page 8 - Citicorp Regional Consumer Banking (page 2):
Citi-Branded Cards Key Indicators

Average Managed Loans - as disclosed	$118.1	$119.2	$118.4	$113.5	$110.6	$110.8	$112.7
Impact from Credit Card Securitizations	68.8	71.2	71.3	70.2	67.5	68.7	69.9
Average Loans	$49.3	$48.0	$47.1	$43.3	$43.1	$42.1	$42.8

EOP Managed Loans - as disclosed	$118.0	$119.7	$117.5	$115.0	$109.0	$112.8	$115.1
Impact from Credit Card Securitizations	70.8	71.7	71.1	69.5	68.3	70.7	70.8
EOP Loans	$47.2	$48.0	$46.4	$45.5	$40.7	$42.1	$44.3

Managed Average Yield - as disclosed	14.04%	14.14%	14.29%	13.98%	14.67%	14.43%	14.36%
Impact from Credit Card Securitizations	(3.40)%	(4.23)%	(3.96)%	(2.88)%	(2.01)%	(2.22)%	(2.08)%
Average Yield	17.44%	18.37%	18.25%	16.86%	16.68%	16.65%	16.44%

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	10.49%	11.20%	11.28%	11.00%	12.31%	11.98%	11.64%
Impact from Credit Card Securitizations	(3.68)%	(4.26)%	(3.81)%	(3.12)%	(1.99)%	(3.62)%	(3.52)%
Net Interest Revenue as a % of Avg. Loans	14.17%	15.46%	15.09%	14.12%	14.30%	15.60%	15.16%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	5.17%	5.89%	6.39%	7.02%	8.53%	10.18%	10.29%
Impact from Credit Card Securitizations	(0.04)%	0.01%	(0.19)%	0.15%	0.66%	0.89%	0.58%
Net Credit Losses as a % of Avg. Loans	5.21%	5.88%	6.58%	6.87%	7.87%	9.29%	9.71%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	10.08%	9.44%	8.59%	7.56%	7.18%	4.43%	4.30%
Impact from Credit Card Securitizations	(13.42)%	(12.40)%	(6.59)%	(9.15)%	(11.34)%	(9.05)%	(7.73)%
Net Credit Margin as a % of Avg. Loans	23.50%	21.84%	15.18%	16.71%	18.52%	13.48%	12.03%

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	1.86%	1.96%	2.00%	2.32%	2.76%	2.91%	2.51%
Impact from Credit Card Securitizations	(0.24)%	(0.33)%	(0.20)%	(0.15)%	(0.19)%	(0.38)%	(0.10)%
Loans 90+ Days Past Due as a % of EOP Loans	2.10%	2.29%	2.20%	2.47%	2.95%	3.29%	2.61%

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS

(In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2008	2008	2008	2008	2009	2009	2009

For Page 10 - Citicorp Regional Consumer Banking - North America (page 2):
Citi-Branded Cards Key Indicators

Managed Average Yield - as disclosed	11.38%	11.09%	11.55%	11.91%	13.09%	12.78%	12.86%
Impact from Credit Card Securitizations	0.92%	1.24%	0.76%	1.58%	1.50%	1.69%	1.45%
Average Yield	10.46%	9.85%	10.79%	10.33%	11.59%	11.09%	11.41%

Managed Net Interest Revenue as a % of Avg. Managed Loans - as disclosed	7.70%	8.12%	8.64%	9.03%	11.03%	10.51%	10.13%
Impact from Credit Card Securitizations	0.65%	1.17%	0.65%	0.24%	0.08%	(4.39)%	(3.98)%
Net Interest Revenue as a % of Avg. Loans	7.05%	6.95%	7.99%	8.79%	10.95%	14.90%	14.11%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	4.79%	5.54%	5.90%	6.68%	8.42%	10.26%	10.15%
Impact from Credit Card Securitizations	1.61%	2.03%	2.23%	2.41%	2.60%	2.74%	3.09%
Net Credit Losses as a % of Avg. Loans	3.18%	3.51%	3.67%	4.27%	5.82%	7.52%	7.06%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	6.88%	5.96%	5.35%	5.22%	4.91%	1.89%	1.92%
Impact from Credit Card Securitizations	(28.95)%	(27.76)%	(6.75)%	(18.78)%	(23.86)%	(17.78)%	(14.58)%
Net Credit Margin as a % of Avg. Loans	35.83%	33.72%	12.10%	24.00%	28.77%	19.67%	16.50%

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	1.65%	1.71%	1.73%	2.16%	2.60%	2.62%	2.37%
Impact from Credit Card Securitizations	0.30%	0.24%	0.79%	0.32%	0.22%	0.41%	0.43%
Loans 90+ Days Past Due as a % of EOP Loans	1.35%	1.47 `%	0.94%	1.84%	2.38%	2.21%	1.94%

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS

(In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2008	2008	2008	2008	2009	2009	2009

For Page 23 - Citi Holdings - Local Consumer Lending (page 2):
North America - Retail Partners Cards Key Indicators

EOP Managed Loans - as disclosed	$66.2	$67.0	$66.5	$66.4	$61.1	$60.4	$58.2
Impact from Credit Card Securitizations	39.6	39.3	36.8	36.3	37.7	37.6	36.5
EOP Loans	$26.6	$27.7	$29.7	$30.1	$23.4	$22.8	$21.7

Managed Average Yield - as disclosed	15.97%	15.97%	16.26%	16.26%	17.53%	18.56%	18.54%
Impact from Credit Card Securitizations	1.63%	(0.36)%	0.18%	(0.36)%	(0.38)%	(2.58)%	(3.90)%
Average Yield	14.34%	16.33%	16.08%	16.62%	17.91%	21.14%	22.44%

Managed Net Interest Revenue - as disclosed	$2,232	$2,256	$2,354	$2,279	$2,277	$2,271	$2,337
Impact from Credit Card Securitizations	1,484	1,357	1,481	1,322	1,393	1,455	1,431
Net Interest Revenue	$748	$899	$873	$957	$884	$816	$906

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	13.28%	13.62%	14.04%	13.76%	14.50%	14.96%	15.50%
Impact from Credit Card Securitizations	3.12%	1.28%	2.12%	1.29%	1.96%	1.09%	0.29%
Net Interest Revenue as a % of Avg. Loans	10.16%	12.34%	11.92%	12.47%	12.54%	13.87%	15.21%

Managed Net Credit Losses - as disclosed	$1,194	$1,290	$1,458	$1,622	$1,958	$2,150	$2,004
Impact from Credit Card Securitizations	711	725	812	862	1,057	1,278	1,137
Net Credit Losses	$483	$565	$646	$760	$901	$872	$867

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	7.10%	7.79%	8.70%	9.79%	12.47%	14.16%	13.30%
Impact from Credit Card Securitizations	0.54%	0.02%	(0.13)%	(0.12)%	(0.29)%	(0.83)%	(1.28)%
Net Credit Losses as a % of Avg. Loans	6.56%	7.77%	8.83%	9.91%	12.76%	14.99%	14.58%

Managed Net Credit Margin - as disclosed	$1,305	$1,204	$1,118	$937	$507	$90	$362
Impact from Credit Card Securitizations	(73)	38	868	(47)	(90)	210	(186)
Net Credit Margin	$1,378	$1,166	$250	$984	$597	$(120)	$548

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	7.76%	7.27%	6.67%	5.66%	3.23%	0.59%	2.40%
Impact from Credit Card Securitizations	(10.96)%	(8.74)%	3.25%	(7.17)%	(5.24)%	2.63%	(6.81)%
Net Credit Margin as a % of Avg. Loans	18.72%	16.01%	3.42%	12.83%	8.47%	(2.04)%	9.21%

Managed Loans 90+ Days Past Due - as disclosed	$1,556	$1,609	$1,725	$2,130	$2,289	$2,131	$2,104
Impact from Credit Card Securitizations	920	911	915	1,113	1,333	1,214	1,219
Loans 90+ Days Past Due	$636	$698	$810	$1,017	$956	$917	$885

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.35%	2.40%	2.59%	3.21%	3.75%	3.53%	3.62%
Impact from Credit Card Securitizations	(0.04)%	(0.12)%	(0.14)%	(0.17)%	(0.34)%	(0.53)%	(0.46)%
Loans 90+ Days Past Due as a % of EOP Loans	2.39%	2.52%	2.73%	3.38%	4.09%	4.06%	4.08%

Reclassified to conform to the current period’s presentation.